                                                                    Exhibit 10.4

                    QUALIFIED EMPLOYEE STOCK PURCHASE PLAN
                    --------------------------------------
                                      OF
                                      --
                       TCI SATELLITE ENTERTAINMENT, INC.
                       ---------------------------------

                                     INDEX
                                     -----

                                                                            Page
                                                                            ----
ARTICLE I    NAME AND PURPOSE OF PLAN AND TRUST................................1

ARTICLE II   DEFINITIONS.......................................................2

ARTICLE III  PARTICIPATION....................................................11

ARTICLE IV   CONTRIBUTIONS....................................................13

ARTICLE V    DETERMINATION AND VESTING OF PARTICIPANTS' ACCOUNTS..............22

ARTICLE VI   RETIREMENT DATE--DESIGNATION OF BENEFICIARY......................27

ARTICLE VII  DISTRIBUTION FROM TRUST FUND.....................................29

ARTICLE VIII FIDUCIARY OBLIGATIONS............................................37

ARTICLE IX   PLAN ADMINISTRATOR AND PLAN COMMITTEE............................40

ARTICLE X    POWERS AND DUTIES OF THE TRUSTEE.................................46

ARTICLE XI   CONTINUANCE, TERMINATION, AND AMENDMENT OF PLAN AND TRUST........50

ARTICLE XII  MISCELLANEOUS....................................................52

                               I.        ARTICLE
                               --        -------

                      NAME AND PURPOSE OF PLAN AND TRUST
                      ----------------------------------

          The Company, by execution of this document, establishes a qualified stock purchase plan, to be known as the TCI Satellite Entertainment, Inc. Employee Stock Purchase Plan, to afford its employees a convenient means for regular and systematic purchases of common stock of the Company and to instill a proprietary interest in the Company. The Plan and Trust Fund are created for the exclusive benefit of employee-participants and their beneficiaries. The Plan is intended to qualify under Section 401(a) of the Code, and the trust created under the Plan is intended to be exempt under Section 501(a) of the Code.

                               I.        ARTICLE

                                  DEFINITIONS
                                  -----------

          When used herein, the following words shall have the following meanings, unless the context clearly indicates otherwise:

A. "Account," unless otherwise indicated, means a Participant's entire interest in the Qualifying Employer Securities and any other assets in the Trust Fund created by his or her Employer's contributions and his or her own contributions, and the income, expenses, gains, and losses attributable to such stock and assets.

A.        "Anniversary Date" means the first day of each Plan Year.

A. "Associated Company" means any corporation which is deemed to be a member of the group of corporations or trades or businesses under common control with the Company (as determined under Code Sections 414(b) and 414(c)) and which adopts this Plan and Trust with the consent of the Company. Any such Company which subsequently is no longer a member of the controlled group shall be deemed to have terminated this Plan and Trust immediately upon such failure to be a member of the controlled group.

A. "Beneficiary" means the person who, under this Plan, becomes entitled to receive a Participant's Account upon the Participant's death.

A.        "Board of Directors" means the Board of Directors of the Company.

A. "Break in Service" for purposes of eligibility to participate means any 12-month period, measured from the Employee's Employment Commencement Date or Reemployment Commencement Date in which the Employee has completed no more than 500 Hours of Service.
For vesting purposes, for which the elapsed time method of crediting service is applicable, "one-year Break in Service" will mean a Period of Severance of at least twelve consecutive months. For purposes of this definition, Hours of Service and Periods of Service shall include service as an Employee in any capacity.

A. "Code" means the Internal Revenue Code of 1986, as amended, as it presently is constituted, as it may be amended, or any successor statute of similar purposes.

A. "Company" means TCI Satellite Entertainment, Inc., or any successor in interest to it resulting from merger, consolidation, or transfer of substantially all of its assets, which expressly may agree in writing to continue this Plan.

                                      -2-
                                      ---

A. "Compensation" means a Participant's wages, salaries, fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employer including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, and bonuses. Compensation also shall include [a] amounts paid or reimbursed by the Employer for moving expenses incurred by the Employee, but only to the extent that these amounts are not deductible by the Employee under Code Section 217, [b] amounts described in Code Sections 104(a)(3), 105(a) and 105(h), but only to the extent that these amounts are includable in the Employee's gross income and only to the extent such amounts are not covered by the application of Code Section 125, [c] amounts described in Code Section 105(d), whether or not includable in the Employee's gross income, [d] amounts contributed to a cafeteria plan that are not includable in gross income because of the application of Code Section 125, [e] amounts includable in the gross income of the Employee as a result of the grant of a non-qualified stock option to the employee or as a result of the employee making an election described in Code Section 83(b), and [f] amounts deferred upon the employee's election pursuant to a plan or arrangement qualified under Code Section 401(k) and maintained by the Employer.
Compensation shall not include [i] Employer contributions to a deferred compensation plan that are not includable in the Employee's gross income in the year in which contributed, [ii] Employer contributions to a simplified employee pension plan described under Code Section 408(k) to the extent such contributions are deductible by the Employee, [iii] any distributions from a deferred compensation plan, other than amounts received from an unfunded non-qualified plan, [iv] amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to substantial risk of forfeiture, [v] amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option, or [vi] other amounts which receive special tax benefits, or Employer contributions to purchase an annuity contract described in Code Section 403(b), whether or not under a salary reduction agreement and whether or not the amounts actually are excludable from the gross income of the Employee.

Pursuant to Code Section 401(a)(17), Compensation taken into account for all purposes under this plan shall not exceed $150,000 (as adjusted by the Secretary of the Treasury for cost of living increases each year) for any Plan Year. In determining the Compensation of a Participant for purposes of the Code Section 401(a)(17) limitation, the rules of Code Section 414(q)(6) will apply, except that the term "family" will include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of the rules of Code
Section 414(q)(6), the Code Section 401(a)(17) limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation, as determined above prior to the application of the Code Section 401(a)(17) limitation.

                                      -3-
                                      ---

A. "Effective Date" of this plan means January 1, 1997. For any Associated Company which is not participating on the Effective Date, Effective Date means that date designated by the Associated Company.

A. "Employee" means any person, whether male or female, now or hereafter in the employ of the Employer, including officers of the Employer, but excluding [a] directors who are not in the Employer's employ in any other capacity; [b] independent contractors; [c] any individual whose services were obtained through a temporary employment agency and who has not become an employee of the employer, as indicated on the payroll records of the employer, regardless of the period for which such services are performed by the employer; and [d] any employee who is included in a unit of employees covered by a collective bargaining agreement between Employee representatives and the Company, any Associated Company, or any predecessor company (and a predecessor company will include any company acquired by or merged with the Employer or any member of the Employer's controlled group, as defined in Code Section 414, whether such company is acquired by a stock or asset acquisition or in a merger), which agreement does not provide for participation in the Plan and provided further that retirement benefits were the subject of good faith bargaining between such employee representatives and the Company, any Associated Company, or any such predecessor company. For purposes of the exclusion under subparagraph [d], employees included in a unit of employees covered under such a collective bargaining agreement will remain excluded from the definition of "Employee" under this section following the expiration of such collective bargaining agreement and during the period between the expiration of such collective bargaining agreement and the Effective Date of any successor collective bargaining agreement covering such employees.

A. "Employer" means the Company and any Associated Company which has adopted the Plan and Trust.

A. "Employment Commencement Date" means the date on which an Employee first performs an Hour of Service for the Employer.

A. "Fiduciary" means a person who [a] exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, [b] renders investment advice for a fee or other compensation, direct or indirect, with respect to any moneys or other property of the Plan, or has any authority or responsibility to do so, or [c] has any discretionary authority or discretionary responsibility in the administration of the Plan. Such term includes any person designated under section 8.2. If any money or other property of the Plan is invested in securities issued by an investment company registered under the Investment Company Act of 1940, such investment by itself shall not cause such investment company or such investment company's investment adviser or principal underwriter to be deemed to be a Fiduciary or a party in interest.

                                      -4-
                                      ---

A. "Highly Compensated Employee" means any Employee or former Employee who, during the Plan Year or the preceding Plan Year was:

1.        at any time a five percent owner;

     1. received annual Compensation from the Employer in excess of $75,000, as adjusted for increases in the cost of living;

     1. received annual Compensation from the Employer in excess of $50,000, as adjusted for increases in the cost of living, and was in the top-paid group of Employees for the Plan Year. An Employee is in the top-paid group of Employees for any Plan Year if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of Compensation paid during the Plan Year; or

     1. was at any time an officer and received Compensation greater than 50% of the Code Section 415(b)(1)(A) limitation, as adjusted for increases in the cost of living.

In determining which Employees are Highly Compensated Employees, an Employee not described in paragraphs [b], [c] or [d] above for the preceding year will not be treated as falling under the categories described in paragraphs [b], [c] or [d] for the current year unless such Employee is in the group consisting of the 100 Employees with the highest Compensation from the Employer in the current year. In determining an individual's Compensation under this section, Compensation from each Employer required to be aggregated under Code Sections 414(b), (c), and (m) shall be taken into account. For purposes of this section, the determination of Compensation shall be made without regard to Code Sections 125, 402(e)(3), 402(h)(1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, without regard to Code Section 403(b).

A.        "Hour of Service" means:

     1. Each hour for which an Employee is paid or is entitled to payment, for the performance of duties for his or her Employer during the applicable computation period; and

     1. Each hour for which an Employee is paid or is entitled to payment, by his or her Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship is terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence; and

     1. Each hour for which back pay, irrespective of mitigation of damages, either was awarded or agreed to by the Employer.

For purposes of section 2.16[b] the following rules shall apply:

                                      -5-
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

a) No more than 501 hours will be credited to any Employee on account of a single continuous period during which the Employee performs no duties;

a) An hour shall not be credited on account of a period during which no duties are performed if the payment for such hour is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws;

a) Hours shall not be credited for payments which reimburse an Employee solely for medical or medically related expenses incurred by the Employee; and

a) A payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums.

     These rules also shall apply to the extent that any back pay is agreed to or awarded for a period of time during which an Employee did not or would not have performed duties.

For purposes of this section 2.16, the same Hours of Service shall not be credited under both sections 2.16[a] or [b] and also under 2.16[c]. Each Hour of Service shall be credited under this section 2.16 in accordance with 29 C.F.R. (S) 2530.200b-2(b) and (c). Each Employee shall receive credit for Hours of Service with any affiliated corporation within the meaning of Code Section 1563(a), determined without regard to Sections 1563(a)(4) or 1563(e)(3)(c) of the Code, but each such Employee must be employed by the Employer to participate in this Plan. An affiliated company within the meaning of Code Section 1563(a) generally means any member of a controlled group of corporations.

For purposes of determining whether an Employee has experienced a Break in Service, Hours of Service shall include each hour for which an Employee is absent from work for any period:

(1)       by reason of the pregnancy of the Employee;

     (1)  by reason of the birth of a child of the Employee;

     (1) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee; or

                                      -6-
                                      ---

     (1) for purposes of caring for such child for a period beginning immediately following such birth or placement.

The hours described in the preceding sentence shall be treated as hours of service in the year in which the absence from work begins if the Participant would be prevented from incurring a one-year Break in Service as a result of such treatment or, in any other case, the hours shall be treated as hours of service in the immediately following year. The hours described in the two preceding sentences shall be the hours of service which otherwise would normally have been credited to such Participant but for such absence, or in any case in which the plan is unable to determine such hours, eight hours of service per work day of such absence. No credit will be given pursuant to this paragraph unless the Participant furnishes to the Plan Administrator such timely information as the plan may require to establish that the absence from work is for reasons described above and to establish the number of days for which there was such an absence. For vesting purposes, for which the elapsed time method of crediting service is applicable, in the case of an Employee who is absent from work for any of the reasons outlined in this paragraph, the twelve consecutive month period beginning on the first date of such absence will be treated as a Period of Service and the twelve consecutive month period beginning on the first anniversary of the first date of such absence will be treated neither as a Period of Service nor a Break in Service if the Employee has not returned to work during such period.

A. "Key Employee" means any Employee of an Employer who, at any time during the Plan Year or any of the four preceding Plan Years, is:

     1. an officer of an Employer having annual Compensation greater than 50 percent of the Code Section 415(b)(1)(A) limitation, as adjusted for increases in the cost of living for the Plan Year;

     1. one of the ten Employees having annual Compensation from an Employer of more than the $30,000 annual addition limitation as adjusted for increases in the cost of living and owning both more than one-half percent interest and the largest interests of the Employer;

     1.   five percent owner of the Employer; or

     1. a one percent owner of the Employer having annual Compensation from the Employer of more than $150,000.

For purposes of paragraph [a], no more than 50 Employees (or, if lesser, the greater of 3 Employees or 10 percent of the Employees) shall be treated as officers. For purposes of paragraph [b], if two Employees have the same interest in an Employer, the Employee having greater annual Compensation from the Employer shall be treated as having a larger interest. This paragraph shall be interpreted to conform with Code Section 416. For purposes of this definition, "Employee" shall have the same meaning as it does under

                                      -7-
                                      ---

Code Section 416(i)(1). Any Beneficiary of a Key Employee shall be treated as a Key Employee.

A. "Named Fiduciary" means any Fiduciary who is named in this Plan, or who, pursuant to a procedure specified in the Plan, is identified as a Fiduciary to the Plan by the Company. Such named fiduciaries include, but are not limited to, the Trustee, the Plan Committee, and the Plan Administrator.

A.        "Normal Retirement Age" means the date a Participant attains age 65.

A. "Participant" means any Employee (as defined in section 2.11) who has become a Participant under Article III of this Plan. Participation shall cease upon the later of [a] distribution of a Participant's entire vested Account and forfeiture of a Participant's entire nonvested Account or [b] termination of employment.


A. "Period of Service," with respect to the elapsed time method of crediting service, means the period beginning on the Employee's Employment Commencement Date or Reemployment Commencement Date and ending on the date a Break in Service begins. The Employee will receive credit for any Period of Severance of less than twelve consecutive months. In addition, the Employee's Period of Service will be determined in accordance with Treas. Reg. (S) 1.410(a)-7(c).

A. "Period of Severance," for purposes of crediting service under the elapsed time method of crediting service, means a continuous period of time during which the Employee is not employed by the Employer. A Period of Severance begins on the date the Employee retires, quits, is discharged, or dies, or, if earlier, the twelve month anniversary of the date on which the Employee was first absent from service with the Employer for any other reason; provided, however, that if an Employee is absent from work for any other reason and retires, quits, is discharged, or dies within twelve months, the Period of Severance begins on the day the Employee quits, retires, is discharged, or dies.

A. "Plan" and "Plan and Trust" mean the Employee Stock Purchase Plan and Trust set forth in and by this document and all subsequent amendments to it.

A. "Plan Administrator" means the person appointed by the Board of Directors whose duties are provided in this Plan and Trust.

A. "Plan Committee" means the committee appointed by the Board of Directors whose duties are provided in this Plan and Trust.

A. "Plan Year" means the Company's fiscal (taxable) year, as presently established, and this shall be the fiscal (taxable) year of the trust established under this Plan. If there is a change in the Company's fiscal year, then "Plan Year" shall mean the

                                      -8-
                                      ---

Company's new fiscal year, and any short fiscal year resulting from such change shall be considered a full year for all purposes of this Plan.

1. "Qualifying Employer Security" means the common stock of TCI Satellite Entertainment, Inc., or any Affiliated Company, and transferred to this Plan, subject to the requirements of ERISA Section 407 and Code Section 409(l). Under Code Section 409(l), if no common stock of the Company is readily tradeable on an established securities market, the Qualifying Employer Security must be the common stock issued by the Company or any controlled group member with the Company which has a combination of voting power and dividend rights equal to or in excess of that class of common stock of the Company (or of any other such corporation) having the greatest voting power, and that class of common stock of the Company (or of any other such corporation) having the greatest dividend rights.

A. "Quarterly Anniversary Date" means January 1, April 1, July 1, or October 1 of each Plan Year.

B. "Reemployment Commencement Date" means, for all Plan purposes (including vesting), the first date after a Break in Service on which an Employee performs an Hour of Service for the Employer.

A. "Super Top Heavy Plan" means a Plan in which the aggregate of the Accounts of Key Employees under the Plan exceeds 90 percent of the aggregate of the Accounts of all Participants under the Plan (as of the Determination Date for the Plan Year), excluding former Key Employees. The Accounts of Participants shall be increased by the aggregate distributions made with respect to such Participants during the five year period ending on the Determination Date. "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year (or in the case of the first Plan Year, the last day of such Plan Year). This paragraph shall be interpreted to conform with Code
Section 416.

A. "Termination of Employment" means the termination of a person's status as an Employee as defined in section 2.11 or the termination of a person's status as an Employee covered by a collective bargaining agreement as described in section 2.11.

A. "Top Heavy Plan" means a Plan in which the aggregate of the Accounts of Key Employees under the Plan exceeds 60 percent of the aggregate of the Accounts of all Participants under the Plan (as of the Determination Date for the Plan Year), excluding former Key Employees. The Accounts of Participants shall be increased by the aggregate distributions made with respect to such Participants during the five year period ending on the Determination Date. "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year (or in the case of the first Plan Year, the last day of such Plan Year). This paragraph shall be interpreted to conform with Code Section
416. For purposes of determining whether this and any aggregated Plans are top heavy or super top heavy, all defined benefit and defined contribution Plans (including any simplified Employee pension Plan) maintained or ever maintained by the Employer in

                                      -9-
                                      ---
which a Key Employee participates or on which any Plan in which a Key Employee participates depends for qualification under Code Sections 401(a)(4) or 410 must be aggregated. Other Plans maintained or ever maintained by the Employer may be aggregated if, when considered as a group with the Plans that must be aggregated, they would continue to satisfy the requirements of Code Sections 401(a)(4) and 410. Notwithstanding the above, if a Participant or former Participant has not performed any services with the Employer at any time during the five-year period ending on the Determination Date, the Account of such Participant or former Participant shall not be taken into account in determining whether the Plan is Top Heavy or Super Top Heavy.

A. "Total Disability" means a disability that permanently renders a Participant unable to perform satisfactorily the usual duties of his or her employment with his or her Employer, as determined by a physician selected by the Plan Committee or its delegatee, and which results in the Participant's termination of active employment with the Employer.

A. "Trustee" means the person or persons appointed as Trustee of the Trust Fund established by this Plan and Trust and any duly appointed and qualified successor Trustee.

B. "Trustee Responsibility" means any responsibility provided in the Plan to manage or control the assets of this Plan.

A. "Trust Fund" means the assets of the trust established by this Plan and Trust from which the benefits under this Plan shall be paid and shall include all income of any nature earned by the fund and all changes in fair market value.

A. "Year of Service" for purposes of eligibility to participate means any 12-month period, measured from the Employee's Employment Commencement Date or Reemployment Commencement Date, and the anniversary of such dates, in which the Employee completes 1,000 or more Hours of Service. For vesting purposes, for which the elapsed time method of crediting service is applicable, "Year of Service" means a one-year Period of Service. For all other purposes, "Year of Service" means any Plan Year in which the Employee completes 1,000 or more hours of service. For purposes of this definition, Hours of Service and Periods of Service shall include service as an Employee in any capacity including commissioned salesman and shall include service as an Employee of an Employer under common control with the Company as defined in Code Section 1563(a) and the regulations thereunder, or any other Company designated by the Plan Committee from time to time. Year of Service also shall include service with any Company that is acquired directly or indirectly by any Employer participating in this Plan whether by acquisition of stock or assets if such Company becomes part of the controlled group of corporations as defined in Code Section 1563(a) and the regulations thereunder, of which TCI Satellite Entertainment, Inc., is a part. Years of Service with Tele-Communications, Inc. will count for purposes of eligibility and vesting under this

                                     -10-
                                     ----

Plan only if the Employee commences employment with the Employer on or before February 4, 1997.

A. The masculine gender shall include the feminine, and the singular shall include the plural.

                                     -11-
                                     ----

                               I.        ARTICLE

                                 PARTICIPATION
                                 -------------


A.        WHO MAY BECOME A PARTICIPANT:
          ----------------------------

[a]  Generally:  Any Employee who is a Participant on the Effective Date of this
     ---------
     Plan or who has completed one Year of Service and who has attained age 18 on the Effective Date of this Plan may participate in this Plan. Any other or new Employee (as defined in section 2.11) of an Employer who has attained age 18 and who has completed one Year of Service may become a Participant on any Quarterly Anniversary Date of the Plan following his or her completion of one Year of Service and attainment of age 18, provided such Employee must be an Employee of the Employer when he or she becomes a Participant.

[b]  Employees Involved in Acquisitions:  Any Employee who becomes an Employee
     ----------------------------------
     of an Employer by reason of the Employer's acquisition of any Company or business (or assets of a Company or business), as determined by the Plan Committee, and who has attained age 18 and completed one Year of Service with such predecessor Employer (from which such acquisition is made), may become a Participant as of the first payroll period commencing after the Employee completes the Plan enrollment and election forms; provided that such election forms are received by the Plan Manager within the first 45 days following the closing date of such acquisition, as determined in any transaction agreement between the Employer and any such predecessor Employer and provided further that such Employee must be an Employee of the Employer when he or she becomes a Participant.


A.        AGREEMENT TO PARTICIPATE:  An Employee who has become eligible to
          ------------------------
participate in the Plan will commence participation in the Plan under procedures promulgated by the Plan Committee from time to time. By electing to participate in the Plan, an Employee agrees to the following:

     1.   His or her acceptance of participation in the Plan;

     1.   His or her consent to make contributions to the Trust Fund under section 4.1;

     1. His or her consent that contributions be withheld from the Employee's Compensation; and

     1. His or her consent to be bound by the terms and conditions of the Plan and all its amendments.

                                     -12-
                                     ----

The failure to enroll as a Participant in the Plan under the enrollment procedures promulgated by the Plan Committee will be deemed to be an election not to become a Participant. An Employee may revoke this election and become a Participant by enrolling as a Participant in the Plan under the enrollment procedures promulgated by the Plan Committee before a subsequent Quarterly Anniversary Date of the Plan, if he or she otherwise is eligible.


A.        PARTICIPATION UPON REEMPLOYMENT:  An Employee who has satisfied the
          -------------------------------
age and service requirements under section 3.1 by reason of years of service prior to a Break in Service of one year or longer may become a Participant immediately upon his or her reemployment.

                                     -13-
                                     ----

                               I.        ARTICLE

                                 CONTRIBUTIONS
                                 -------------

A.        CONTRIBUTIONS BY PARTICIPANTS:  Each Participant shall make
          -----------------------------
contributions to the Trust Fund only by means of regular payroll deductions or by salary reductions. Participant after-tax contributions by payroll deduction shall be referred to as voluntary contributions or after-tax contributions and Participant pre-tax contributions shall be known as salary reductions or pre-tax contributions. Subject to the limitations of section 4.11, each Participant shall designate as a voluntary contribution or salary reduction an amount in percentages or even dollars up to 10% of his or her Compensation in each payroll period, until changed by the Participant. A Participant may change his designation prospectively but not retroactively effective for any payroll period by providing notice to the Plan Committee prior to the last two weeks of the calendar quarter immediately preceding the quarter for which it is to be effective. A Participant may suspend his or her contributions to the Plan for any quarter by providing notice of suspension with the Plan Committee at any time prior to the last two weeks of the calendar quarter immediately preceding the calendar quarter in which it is to be effective. Such notice shall remain effective until the Participant elects to make further Participant contributions, and no Employer contributions shall be made on behalf of the Participant with respect to such suspension period. A Participant may authorize resumption of Participant contributions by providing a new contribution designation to the Plan Committee at any time prior to the last two weeks of the calendar quarter immediately preceding the calendar quarter in which it is to be effective. The Plan Committee will promulgate procedures from time to time for the designation, change, suspension, or resumption of Participant contributions.


A.        DETERMINATION OF CONTRIBUTION BY THE EMPLOYER:  The Plan Committee on
          ---------------------------------------------
behalf of each Employer shall pay into the Trust Fund at least annually any amount up to 100% of each Participant's contributions to the Plan, as the Board of Directors of the Company shall determine by resolution. In such case, the Employer's contribution on behalf of each Participant shall be equal to a stated and nondiscriminatory percentage of each Participant's contributions (both voluntary contributions and salary reductions) under section 4.1 during the Plan Year, except as provided in section 5.1. Any amounts forfeited under section
7.3 shall be used first to pay Plan expenses under section 8.6 and any remaining forfeitures after the payment of Plan expenses will be used to reduce the Employer's contribution under this section. Except as provided in section 7.3, the amount of the Employer's contribution shall not exceed 10% of the aggregate Compensation of all Participants under this Plan in the year for which the contribution is being determined.

                                     -14-
                                     ----

A.        TIME AND METHOD OF PAYMENT OF CONTRIBUTION BY THE EMPLOYER:  The Plan
          ----------------------------------------------------------
Committee on behalf of the Employer may make payment of its contribution for any Plan Year in installments on any date or dates it elects, provided that the amount of its contribution for any year shall be paid in full within the time prescribed in order to qualify such payment as an income tax deduction for such year under the Code or any other provisions of law. Such contribution may be made in cash, in Qualifying Employer Securities (as determined by the Company), or in property of the character in which the Trustee is authorized to invest the Trust Fund. Contributions of property other than cash or Qualifying Employer Securities shall be subject to the approval of the Trustee and the Plan Committee.


A.        TO WHOM CONTRIBUTIONS ARE TO BE PAID:  The Employer's contributions
          ------------------------------------
for any Plan Year shall be paid to the Trustee and shall become a part of the Trust Fund. The Employer shall pay the salary reductions and voluntary contributions elected by the Participants to the Trustee at the earliest reasonable time but no later than the maximum number of days after the date on which the Participants would have received the funds but for the Participants' salary reduction or payroll deduction election, as required under regulations promulgated by the Department of Labor.


A.        RETURN OF EMPLOYER CONTRIBUTIONS:  A contribution by the Employer to
          --------------------------------
the Plan shall be returned to the Company, at the Employer's discretion, under any of the following circumstances:

     1. if a contribution is made by the Employer by a mistake of fact, including a mistaken excess contribution, within one year of its payment to the Plan;

     1. if initial qualification of the Plan is denied, within one year after the date of denial of initial qualification of the Plan; or

     1. if all or any part of the deduction of the contribution is disallowed, to the extent of the disallowance, within one year after the disallowance of the deduction.

The Employer shall state by written request to the Trustee the amount of the contribution to be returned and the reason for such return. Such amount shall not include any earnings attributable to the contribution and shall be reduced by any losses attributable to the contribution. Upon sending such request to the Trustee, the Employer simultaneously shall send to the Plan Committee a copy of the request. The Trustee shall return such contribution to the Employer immediately upon receipt of the written request by the Employer. All contributions by the Employer to the Plan are declared to be conditioned upon both the initial qualification of the Plan under Code Section 401 and the deductibility of such contributions under Code Section 404.

                                     -15-
                                     ----

A.        EMPLOYER'S OBLIGATIONS:  The adoption and continuance of the Plan
          ----------------------
shall not be deemed to constitute a contract between the Employer and any Employee or Participant, nor to be consideration for, or an inducement or condition of, the employment of any person. Nothing in this Plan shall be deemed to give any Employee or Participant the right to be retained in the employ of the Employer, or to interfere with the right of the Employer to discharge any Employee or Participant at any time, nor shall it be deemed to give the employer the right to require the employee or participant to remain in its employ, nor shall it interfere with the right of any employee or participant to terminate his employment at any time.


A.        LIMITATION ON ANNUAL ADDITION:  Annual additions shall not include any
          -----------------------------
direct transfer or any contribution made by a participant which qualifies under law as a rollover contribution. The annual limitation year shall be the plan year. If the annual addition to the Account of any participant, attributable to all defined contribution plans (including money purchase pension plans and profit-sharing plans of the employer), would exceed either [a] the greater of $30,000 (as adjusted for cost of living increases by the Secretary of the Treasury as of each January 1 for any limitation year ending during such calendar year) or 25% of the dollar limitation in effect under Code Section 415(b)(1)(A), or [b] 25% of such participant's compensation, the excess amount shall be disposed of as follows:

     a) Any participant contributions (including elective deferrals) to the extent that the return would reduce the excess amount, shall be returned to the participant.

     a) The amount of such excess attributable to employer contributions and any forfeitures shall be allocated and reallocated to other participants' Accounts in accordance with Article V to the extent that such allocations do not cause the additions to any such participant's Account to exceed the lesser of the maximum permissible amount or any other limitation provided in the plan.

     a) To the extent that the excess amounts described in paragraph [b] above cannot be allocated to other participants' Accounts, such excess amounts shall be allocated to the suspense account in accordance with Article V and allocated to participants under the provisions of Article V; provided, however, that elective deferrals may not be allocated to a suspense account at any time.

For purposes of this section, annual additions include employer contributions, forfeitures, and participant contributions. In addition, amounts allocated to an individual medical account (as defined in Code Section 415(l)2)) that is part of a pension or annuity plan maintained by the Company, are treated as annual additions to a defined contribution plan and amounts attributable to post-retirement medical benefits that are allocated to a separate account for a Key Employee (as defined in Code Section 419A(d)(3)) under a

                                     -16-
                                     ----
welfare benefit fund (as defined in Code Section 419(e)) maintained by the Company are treated as annual additions to a defined contribution plan.

A.        LIMITATION ON COMBINED BENEFITS AND CONTRIBUTIONS OF ALL DEFINED
          ----------------------------------------------------------------
BENEFIT AND DEFINED CONTRIBUTION PLANS OF THE EMPLOYER:  In any year if the
------------------------------------------------------
Employer makes contributions to a defined benefit plan on behalf of an Employee who also is a Participant in this Plan, then the sum of the defined benefit plan fraction and the defined contribution plan fraction (both as prescribed by law and as defined below) for such Employee for such year shall not exceed 1.0. In any year if the sum of the defined benefit plan fraction and the defined contribution plan fraction on behalf of an Employee does exceed 1.0, then the Employer's contribution on behalf of such Participant to this defined contribution plan of the Employer shall be reduced to the extent necessary to prevent the sum of the defined contribution plan fraction and the defined benefit plan fraction from exceeding 1.0. The Employer's contribution on behalf of such Participant to this Plan may be reallocated to other Participants under
Article V to the extent necessary to prevent the sum of the defined contribution plan fraction and the defined benefit plan fraction from exceeding 1.0. If any amount cannot be allocated or reallocated without exceeding the limits provided in this Article, such amount may be allocated to the suspense Account established under Article V and allocated to the Participants in accordance with the provisions of Article V. For purposes of this section the limitation year shall be the Plan Year.

     1.   Defined Benefit Plan Fraction:  The defined benefit plan fraction
          -----------------------------
     is a fraction the numerator of which is the projected annual benefit of the Participant under the Plan (determined as of the close of the year) and the denominator of which is the lesser of the following amounts determined for such year and for each prior Year of Service with the Employer:

          a) the product of 1.25 times the maximum benefit dollar limitation in effect for the limitation year; or

          a) the product of 1.4 times 100% of the Participant's average Compensation for his high three consecutive calendar years.

     1.   Defined Contribution Plan Fraction:  The defined contribution plan
          ----------------------------------
     fraction is a fraction the numerator of which is the sum of the annual additions to the Participant's Account under all defined contribution plans of the Employer as of the close of the limitation year and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior Year of Service with the Employer:

                                     -17-
                                     ----

a) the product of 1.25 times the dollar limitations in effect under Code Section 415(c)(1)(A) for the limitation year (without regard to Code Section 415(c)(6)); or

a) the product of 1.4 times an amount equal to 25% of the Participant's Compensation for the limitation year.

     1.   Transition Rules:  The Plan Committee, in its discretion, may
          ----------------
     elect to use the transition rules for calculating the defined contribution plan fraction as provided in Code Sections 415(e)(4) and 415(e)(6).


A.        TOP HEAVY PLAN PROVISIONS:  The provisions of this section shall have
          -------------------------
effect for any Plan Years in which the Plan is top heavy.

     1.   Minimum Contribution:  If no other qualified Plan maintained by the
          --------------------
     Employer provides the minimum benefit or contribution for Participants as required under Code Section 416(c) for a year that the Plan is top heavy, this Plan shall provide a minimum allocation (which may include forfeitures otherwise allocable) for such Plan Year for each Participant who is a non-Key Employee in an amount equal to at least three percent of such Participant's Compensation for such Plan Year. Notwithstanding the preceding sentence, the minimum allocation required under this paragraph shall in no event exceed the percentage of contributions (including elective deferrals) and forfeitures made under the Plan for such year for the Key Employee for whom such percentage is the highest for such year. If Employees who are Participants in this Plan also participate in a defined benefit Plan maintained by the Employer and both Plans are top heavy in any year, the Employer may elect to satisfy the minimum contribution requirements of Code Section 416(c) and the regulations thereunder by providing a minimum allocation (which may include forfeitures otherwise allocable) for such Plan Year for each Participant (for purposes of Code
     Section 416(c) and the regulations thereunder) who is a non-Key Employee in an amount equal to at least 5% of such Participant's Compensation for such Plan Year. For purposes of this section, Participants who must be considered Participants to satisfy the coverage requirements of Code
     Section 410(b) in accordance with Code Section 401(a)(5) and who have not separated from service at the end of the Plan Year shall be eligible to share this minimum contribution including Participants who have failed to complete 1,000 or more hours of service, who have declined to make mandatory contributions to the Plan or who have been excluded because such Participant's Compensation is less than a stated amount. Elective deferrals may not be used to satisfy the minimum contribution required under this section.

     1.   Modification Of Plan Fractions:  The 1.25 factor in the defined
          ------------------------------
     benefit Plan fraction and defined contribution Plan fraction (as such fractions are defined in the preceding section) shall be reduced to 1.0 for any year that the Plan is top heavy or super top heavy.

                                     -18-
                                     ----

A.        SALARY REDUCTION RULES:
          ----------------------

     1.   Election To Reduce Salary:  Subject to the rules of section 4.1,
          -------------------------
     an Employee eligible to participate in this Plan may elect to reduce his Compensation by an amount determined at his discretion but which amount may not exceed $9,500 (as adjusted for increases in the cost of living) in each calendar year. A Participant must make this election according to the procedure prescribed by the Plan Committee.

     1.   Nondiscriminatory Benefits:  Subject to the limitations of
          --------------------------
     paragraph [a], all Participants in this Plan are eligible to defer identical percentages of their Compensation, regardless of the amount of such Compensation.

     1.   Nonforfeitability Of Elective Contributions:  All salary
          -------------------------------------------
     reduction contributions made on behalf of Participants to this Plan shall be vested immediately.

     2.   Distributions Restriction:  Salary reductions shall be subject to the
          -------------------------
     restrictions on withdrawals under section 7.6.

     1.   Limit On Actual Deferral Percentage:  The actual deferral
          -----------------------------------
     percentage for Highly Compensated Employees for each Plan Year must be no greater than either [1] 1.25 times the actual deferral percentage for all other Employees for such Plan Year, or [2] 2.0 times the actual deferral percentage for all other Employees for such Plan Year if the actual deferral percentage for Highly Compensated Employees is not more than two percentage points higher than the actual deferral percentage for all other Employees for such Plan Year.

     1.   Adjustments to Actual Deferral Percentage:  In the event that the
          -----------------------------------------
     limitations set forth in paragraphs [a] or [e] are not met, the Plan Committee shall adjust either the salary reductions or the Employer contributions pursuant to one or more of the options set forth below, as determined by the Company:

a) On or before the 15th day of the third month following the end of each Plan Year, but in no event later than the close of the following Plan Year, each Highly Compensated Employee, beginning with the Employee having the highest "actual deferral percentage", shall have his or her portion of the excess deferral or the excess Employer contribution (and any income allocable to such portion as determined below) distributed to him or her until the limitations set forth in paragraphs [a] and [e] are satisfied. Income or losses attributable to excess elective deferrals will be determined under any reasonable method used by the Plan to allocate income and losses on Plan assets. In determining the income or loss attributable to excess Employer contributions, the term "elective deferral"

                                     -19-
                                     ----
          in the preceding sentences shall be replaced with "Employer contribution." To the extent any such excess elective deferrals or excess Employer contributions have been applied to the purchase of Qualifying Employer Securities, any distributions under this paragraph will be made in whole shares of such Qualifying Employer Securities and fractional shares shall be distributed in cash.

a) A Participant may elect to treat his or her excess elective deferrals or excess Employer contributions as an amount distributed to the Participant and then contributed by the Participant to the Plan as a voluntary after-tax contribution, to the extent such recharacterized excess contributions in combination with other Participant contributions made under the Plan do not exceed the limitations on Participant contributions provided in the Plan, including the average contribution percentage limitation. Recharacterized contributions will be nonforfeitable and will be subject to the distribution and withdrawal provisions applicable to salary reduction contributions. Recharacterization must occur within two and one-half months after the close of the Plan Year in which the excess contributions arose and recharacterization is deemed to occur no earlier than the date the last Highly Compensated Employee is provided with notification of the amount recharacterized and the consequences of such recharacterization. Recharacterized amounts will be taxable to the Participant in the Participant's taxable year in which the Participant would have received such amounts in cash but for the salary reduction election.

a) Within 30 days after the end of the Plan Year, the Employer may make a contribution on behalf of Non-Highly Compensated Employees in an amount sufficient to satisfy the limitations set forth in paragraph [e]. Such contribution shall be allocated to the Account of each non-Highly Compensated Employee in the same proportion that each non-Highly Compensated Employee's deferred Compensation for the year bears to the total deferred Compensation of all Non-Highly Compensated Employees.

a) Any matching Employer contribution that is attributable to excess elective deferrals distributed to a Participant under paragraph [1] above will be forfeited as of the distribution date of the excess deferrals and such forfeited amount will be used to reduce the Employer contribution to this Plan under section 4.2 for the Plan Year in which such forfeiture occurs.

a) If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year will be treated as a single arrangement. In the event that this Plan satisfies

                                     -20-
                                     ----
          the requirements of Code Sections 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this section will be applied by determining the actual deferral percentage of Participants as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year. The Company will maintain records sufficient to demonstrate satisfaction of the actual deferral percentage test and the amount of qualified non-elective contributions or qualified matching contributions, or both, used in such test.

     1.   Definitions:

a) The "actual deferral percentage" for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group) of the amount of Compensation deferred under the Plan on behalf of each such Employee for the Plan Year to the Employee's Compensation for such Plan Year. For purposes of determining the actual deferral percentage, salary reduction contributions shall be considered, and the Plan Committee shall determine whether vested Employer contributions shall be considered.

a) "Salary reductions" are those reductions in salary that each Employee elects to defer.


A.        NONDISCRIMINATION REQUIREMENTS FOR EMPLOYEE AND MATCHING EMPLOYER
          -----------------------------------------------------------------
CONTRIBUTIONS:
-------------

     1.   Limit on Average Contribution Percentage:  The average contribution
          ----------------------------------------
     percentage for Highly Compensated Employees shall not exceed the greater of [1] 1.25 times the average contribution percentage for all other Employees, or [2] the lesser of 2.0 times the average contribution percentage for all other Employees or the average contribution percentage for all other Employees plus two percentage points.

     1.   Adjustments to Average Contribution Percentage:  In the event that the
          ----------------------------------------------
     average contribution percentage test set forth in paragraph [a] above is not met, on or before the 15th day of the third month following the end of each Plan Year, but in no event later than the close of the following Plan Year, each Highly Compensated Employee, beginning with the Employee having the highest contribution percentage, shall have his or her portion of the excess aggregate contribution (and any income allocable to such portion as determined below) distributed to him or her until the test set forth in paragraph [a] is satisfied. Income or losses attributable to excess aggregate contributions will be determined

                                     -21-
                                     ----
     under any reasonable method used by the Plan to allocate income and losses on Plan assets. To the extent any such excess aggregate contributions have been applied to the purchase of Qualifying Employer Securities, any distributions under this paragraph will be made in whole shares of such Qualifying Employer Securities and fractional shares shall be distributed in cash.

     1.   Average Contribution Percentage:  The "average contribution
          -------------------------------
     percentage" for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group) of the sum of the matching Employer contributions and the Participant voluntary after-tax contributions made on behalf of each such Employee for the Plan Year to the Employee's Compensation for such Plan Year. For purposes of determining the contribution percentage, the Plan Committee may elect to treat salary reduction contributions as Company matching contributions.

     1.   Multiple Use:  If the sum of the average contribution percentage and
          ------------
     the actual deferral percentage for Highly Compensated Employees exceeds the aggregate limit described below, such excess amount will be treated as an excess Employer contribution or an excess aggregate contribution, as determined by the Plan Committee, and such excess contributions will be distributed to Highly Compensated Employees, beginning with the Highly Compensated Employee with the highest actual deferral percentage or the highest contribution percentage, respectively, in the same manner as excess Employer contributions and excess aggregate contributions are distributed as provided in section 4.11[f] or in paragraph [b] above. The aggregate limit is the greater of [1] the sum of [A] 1.25 times the greater of the actual deferral percentage for Non-Highly Compensated Employees or the average contribution percentage for Non-Highly Compensated Employees for the Plan Year plus [B] the lesser of two times or two plus the lesser of such actual deferral percentage or average contribution percentage; or [2] the sum of [A] 1.25 times the lesser of the actual deferral percentage for Non-Highly Compensated Employees or the average contribution percentage for Non-Highly Compensated Employees for the Plan Year plus [B] the lesser of two times or two plus the greater of such actual deferral percentage or average contribution percentage.

     1.   Other Rules:  The average contribution percentage for the Plan Year
          -----------
     for any Highly Compensated Employee who is eligible to have contribution percentage amounts allocated to his or her Account under two or more arrangements described in Code Section 401(k) that are maintained by the Company will be determined as if such contribution percentage amounts were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year will be treated as a single arrangement. In the event that this Plan satisfies the requirements of Code Sections 401(m), 401(a)(4), or 410(b) only if aggregated

                                     -22-
                                     ----
     with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this section will be applied by determining the contribution percentage of Participants as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same Plan Year. The Company will maintain records sufficient to demonstrate satisfaction of the average contribution percentage test and the amount of qualified non-elective contributions or qualified matching contributions, or both, used in such test.

                                     -23-
                                     ----

                               I.        ARTICLE

              DETERMINATION AND VESTING OF PARTICIPANTS' ACCOUNTS
              ---------------------------------------------------


A.        DETERMINATION OF PARTICIPANTS' ACCOUNTS:
          ---------------------------------------

     1.   Allocation Of Contributions:  As of the last day of each calendar
          ---------------------------
     quarter the Plan Committee shall allocate to the Account of each Participant any amounts contributed by the Employer to the trust on behalf of such Participant under section 4.2 for the calendar quarter then ended. Forfeitures remaining after the payment of Plan expenses under section 8.6 will be used to reduce Employer contributions and shall be allocated during the first calendar quarter after the end of the year in which the forfeitures occur, along with Employer contributions made during that quarter. Voluntary contributions and salary reductions under section 4.1 shall be allocated to the Account of the Participant making such contribution.

     1.   Allocation Of Earnings, Losses And Changes In Fair Market Value Of The
          ----------------------------------------------------------------------
     Net Assets Of The Trust Fund; Allocation Of Qualifying Employer Securities:
     --------------------------------------------------------------------------
     Qualifying Employer Securities shall be allocated to the Accounts of Participants as of the end of each calendar quarter after acquired by the Trust Fund in the ratio that contributions under section 4.1 made to each Account in the calendar quarter bear to the total contributions under section 4.1 made to all Accounts for the calendar quarter. Any dividends, cash or stock, paid on Qualifying Employer Securities shall be allocated along with the Qualifying Employer Securities on which they are paid. Once Qualifying Employer Securities are allocated to a Participant's Accounts, any dividends, cash, or stock paid on such allocated securities shall be allocated directly to such Accounts. Earnings and losses of the Trust Fund (other than on Qualifying Employer Securities) shall be computed and allocated to the Participants in the ratio which the total dollar value of the Account (whether or not vested and excluding Qualifying Employer Securities) of each Participant in the Trust Fund bears to the aggregate dollar value of the Accounts (whether or not vested and excluding Qualifying Employer Securities) of all Participants as of the quarterly computation date. Only Participants in the Plan on the last day of a Plan quarter shall share in the allocation of earnings, losses and changes in fair market value of the net assets of the Trust Fund (other than Qualifying Employer Securities) for that quarter.

     1.   Participants' Accounts:  The Plan Committee shall maintain an Account
          ----------------------
     for each Participant showing the number of shares allocated to his Account in the Trust Fund as of the last previous computation date attributable to any contributions made by the Employer, including any Employer contributions for the year ending on such date. This Account shall be known as the Employer contributions Account. Separate Accounts also shall be kept, known as the

                                     -24-
                                     ----

     Employee contributions Account, showing the voluntary and salary reduction contributions of each Participant, shares allocated, and the earnings, losses and changes in fair market value thereof. The Employer contributions Account and the Employee contributions Account for Participants shall be considered separate contracts for purposes of Code Section 72(e). The Plan Committee shall distribute, or cause to be distributed, to each Participant at least annually a written statement setting forth the value of such Participant's Accounts as of the last day of the Plan Year, and such other information as the Plan Committee shall determine.

     1.   Valuation Dates:  The valuation date of the Trust Fund shall be each
          ---------------
     Quarterly Anniversary Date, at which time the Plan Committee shall determine the value of the net assets of the Trust Fund (i.e., the value of
                                                              ----
     all the assets of the Trust Fund at their then current fair market value, less all liabilities) and the value of contributions by each Employer and all Participants for such quarter. Qualifying Employer Securities shall be valued at the closing dealer "bid" price of the stock in the over-the-counter market as reported by the National Association of Securities Dealers, Inc., or National Quotation Bureau, Inc.

     1.   Computation Dates:  The Plan Committee shall compute the value of each
          -----------------
     Participant's Account on each Quarterly Anniversary Date. For distribution or withdrawal purposes, the value of the Participant's Account will equal the number of shares of Qualifying Employer Securities allocated to the Participant's Account as of the Quarterly Anniversary Date immediately preceding such distribution or withdrawal date plus the dollar value of the any assets other than Qualifying Employer Securities which are allocated to the Participant's Account as of the Quarterly Anniversary Date immediately preceding such distribution or withdrawal date. If a Participant is entitled to receive any distribution or withdrawal in cash, as expressly provided under Article VII, the Participant will receive the proceeds from the sale of the Qualifying Employer Securities allocated to his or her vested Account, plus the value of any assets other than Qualifying Employer Securities allocated to his or her Account valued as described above as of the Quarterly Anniversary Date immediately preceding the distribution or withdrawal from the Participant's Account. The sale of Qualifying Employer Securities pursuant to this section 5.1[e] will be made within a reasonable period of time after the Plan Administrator receives the Participant's request for a distribution or withdrawal in cash, as expressly provided under Article VII. The Plan Committee, in its discretion, may provide for more frequent Valuation Dates than each Quarterly Anniversary Dat e.

     1.   Suspense Account For Unallocated Amounts:  If the amount to be
          ----------------------------------------
     allocated to any Participant's Account would exceed the contribution limitations of sections 4.8 or 4.9, a separate suspense Account shall be established to hold such unallocated amounts for any year or years provided that:

                                     -25-
                                     ----

a) no Employer contributions may be made at any time when their allocations would be precluded by Section 415 of the Code;

a) investment gains and losses and other income are not allocated to the suspense Account; and

a)                  the amounts in the suspense Account are allocated under
          section 5.1[a] as of each allocation date on which such amounts may be allocated until the suspense Account is exhausted.

     In the event of Plan termination, the balance of such suspense Account may revert to the Company, subject to regulations governing such reversion.

     1.   Allocation Of Employer Contributions For Payroll Period Of Withdrawal
          ---------------------------------------------------------------------
     Or Termination Of Employment: Any Participant who withdraws all or any part
     ----------------------------
     of his own contributions under section 7.6 shall receive an allocation of Employer contributions for the payroll period of his withdrawal, if he is otherwise entitled to a contribution. Any Participant who terminates employment for any reason shall receive an allocation of Employer contributions for the payroll period of his termination if he is otherwise entitled to a contribution.


A.        VESTING OF PARTICIPANTS' ACCOUNTS:
          ---------------------------------

     1.   General Rules:  If any Participant reaches his or her Normal
          -------------
     Retirement Age, dies, or suffers Total Disability while employed with the Employer, the Participant's entire Account shall become fully vested without regard to the number of years of service such Participant has had with the Employer. Any Account, whether vested or forfeitable, shall become payable to a Participant or his or her Beneficiaries only to the extent provided in this Plan. A Participant or former Participant who has designated a Beneficiary and who dies shall cease to have any interest in this Plan or in his or her Account, and his or her Beneficiary shall become entitled to distribution of the Participant's Account under this Plan and not as a result of any transfer of the interest or Account. A Participant's Account attributable to his or her own contributions or attributable to a rollover contribution shall be fully vested at all times.

     1.   Vesting Schedule:  A Participant shall have a vested interest in the
          ----------------
     portion of his Account attributable to Employer contributions, in accordance with the following schedule:

                                     -26-
                                     ----

                                        Percentage of Account
          Years of Service                 Which Is Vested
          ----------------              ---------------------
            Fewer than 1                           0
     1 or more but fewer than 2                   20
     2 or more but fewer than 3                   30
     3 or more but fewer than 4                   45
     4 or more but fewer than 5                   60
     5 or more but fewer than 6                   80
              6 or more                          100

A.        FULL VESTING UPON TERMINATION OR PARTIAL TERMINATION OF PLAN OR UPON
          --------------------------------------------------------------------
COMPLETE DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS:  Upon the termination or
-------------------------------------------------
partial termination of this Plan or upon complete discontinuance of Employer contributions, the Accounts of all Participants affected, as of the date such termination, partial termination, or complete discontinuance of Employer contributions occurred, shall be fully vested.


A.        SERVICE INCLUDED IN DETERMINATION OF VESTED ACCOUNTS:  All years of
          ----------------------------------------------------
service with the Company and any Associated Company shall be included for the purpose of determining a Participant's vested Account under section 5.2, except years of service excluded by reason of a Break in Service under section 5.5.


A.        EFFECT OF BREAK IN SERVICE ON VESTING:  With respect to a Participant
          -------------------------------------
who has five or more consecutive one-year breaks in service, years of service after such Break in Service shall not be taken into account for purposes of computing the Participant's vested Account balance attributable to Employer contributions made before such five or more year period.


A.        EFFECT OF CERTAIN DISTRIBUTIONS:  The provisions of this section shall
          -------------------------------
not apply to any Participant contributions (including salary reductions) or rollover contributions.

     1.   Repayment Of Distribution:  A Participant who terminates participation
          -------------------------
     for any reason prior to attainment of Normal Retirement Age, disability, or death while any portion of his Account in the Trust Fund is forfeitable and who receives a distribution of his vested Account attributable to Employer contributions not later than the close of the second Plan Year following the Plan Year in which such termination of participation occurs, shall have the right to pay back such distribution to the Plan. Such repayment may be made [1] only if the Participant has returned to the employ of the Company or any Associated Company at the

                                     -27-
                                     ----
     time of such repayment, and [2] in the case of a distribution upon Termination of Employment, before the earlier of the date on which the Participant experiences five consecutive one-year breaks in service or five years from the date of reemployment with the Company or any Associated Company, or, in the case of any other distribution, five years from the date of distribution. Repayment of a Participant's Account attributable to his salary reduction contributions or his voluntary contributions, if any, shall not be permitted under this section. A Participant who desires to make repayment of a distribution under this paragraph [a] shall make repayment directly to the Plan Committee. If a Participant repays a distribution under this section, the value of his Account shall be the amount of his Account prior to distribution, unadjusted for any subsequent gains or losses. The amount of the Participant's Account that was forfeited previously shall be restored from one or more of the following sources, at the discretion of the Plan Committee: income or gain to the Plan, forfeitures or Employer contributions.

     1.   Forfeiture Of Account When Repayment Of Distribution Is Not Made: If
          ----------------------------------------------------------------
     distribution is made to a Participant and he does not repay such distribution under the terms of paragraph [a] when the time limit for repayment expires under paragraph [a] above, the Participant shall forfeit the entire portion of his nonvested Account (as adjusted for gains and losses) which was not distributed to him. The Account shall be unadjusted for any increase in vesting for service completed during the repayment period.

                                     -28-
                                     ----

                               I.        ARTICLE

                  RETIREMENT DATE--DESIGNATION OF BENEFICIARY
                  -------------------------------------------


A.        NORMAL RETIREMENT DATE:  A Participant shall be entitled to retire
          ----------------------
voluntarily, for purposes of this Plan, on the last date of the quarter in which a Participant attains his Normal Retirement Age. At any time thereafter such Participant may retire. Until retirement, a Participant shall continue to participate in the Plan unless he elects otherwise.


A.        DESIGNATION OF BENEFICIARY:  A Participant's full vested Account
          --------------------------
balance shall be payable, on the death of the Participant, to the Participant's surviving spouse or to his designated Beneficiary if there is no surviving spouse or if the spouse consents to such Beneficiary designation in writing. This spousal consent shall acknowledge the effect of such consent and shall be witnessed by a Plan Committee member or a notary public. If there is no surviving spouse or in the case of a spousal election not to receive the Account, a Participant shall designate a Beneficiary to receive his Account in the Trust Fund upon his death on the form prescribed by and delivered to the Plan Committee. The Participant shall have the right to change or revoke a designation at any time by filing a new designation or notice of revocation with the Plan Administrator. No notice to any Beneficiary other than the spouse nor consent by any Beneficiary other than the spouse shall be required to effect any change of designation or revocation. If a Participant fails to designate a Beneficiary before his death, or if no designated Beneficiary survives the Participant, the Plan Committee shall direct the Trustee to pay his Account in the Trust Fund to his surviving spouse, or if none, to his personal representative. If no personal representative has been appointed, and if the benefit payable does not exceed the minimum amount for which an estate or inheritance tax release is required under applicable state law, or for which a personal representative must be appointed under applicable state law, the Plan Committee may direct the Trustee to pay the benefit to the person or persons entitled to it under the laws of the state where such Participant was domiciled at the date of his death. In such case, the Plan Committee may require such proof of right or identity from such person as the Plan Committee may deem necessary. If the benefit exceeds the minimum amount for which an estate or inheritance tax release or the appointment of a personal representative is required under applicable state law, the Plan Committee may direct the Trustee to hold the benefit in a segregated Account until a personal representative has been appointed.


A.        PARTICIPANT OR BENEFICIARY WHOSE WHEREABOUTS ARE UNKNOWN:  In the case
          --------------------------------------------------------
of any Participant or Beneficiary whose whereabouts are unknown, the Plan Committee shall notify such Participant or Beneficiary at his last known address by certified mail with return receipt requested advising him of his right to a pending distribution. If the Participant or Beneficiary cannot be located in this manner,

                                     -29-
                                     ----
the Plan Committee may direct the Trustee to establish a custodial Account for such Participant or Beneficiary for the purpose of holding the Participant's Account until it is claimed by the Participant or Beneficiary or until proof of death satisfactory to the Plan Committee is received by the Plan Committee. If such proof of death is received, the Plan Committee shall direct the Trustee to distribute the Participant's Account in accordance with the provisions of section 6.2. Any Trustee fees or other administrative expenses attributable to a custodial Account established and maintained under this section shall be charged against such Account.

                                     -30-
                                     ----

                               I.        ARTICLE

                         DISTRIBUTION FROM TRUST FUND
                         ----------------------------


A.        WHEN ACCOUNTS BECOME DISTRIBUTABLE AND EFFECT OF DISTRIBUTION:  If a
          -------------------------------------------------------------
Participant dies, suffers Total Disability, retires, or terminates his employment for any other reason, the portion of his vested Account attributable to Employer contributions, to Participant contributions, and to any rollover contributions shall be distributable under section 7.2. When his Account becomes distributable, such Participant shall cease to have any further interest or participation in the Trust Fund or any subsequent accruals or contributions to the Trust Fund except as provided below:

     1. a Participant shall retain the right to receive distribution of his Account as determined under section 5.1;

     1. a Participant shall retain the right to receive allocations of earnings, losses, and changes in fair market value on the assets held in the Participant's Account until his or her entire Account is distributed, as determined under section 5.1; and

     1. except as provided in section 5.1, a Participant who makes contributions during any quarter shall retain the right to receive his share in the Employer's contribution allocated to his Account for such quarter.


A.        DISTRIBUTION OF ACCOUNTS:
          ------------------------

     1.   Notification Of Trustee And Nature Of Distribution:  Quarterly after a
          --------------------------------------------------
     Participant's vested Account becomes distributable, the Plan Committee shall notify the Trustee in writing of the Participant's name and address, the amount of his vested Account which is distributable and the reason for its being distributable. A Participant's Account shall be distributed in whole shares of Qualifying Employer Securities, and cash will be distributed in lieu of fractional shares.

     1.   Distribution Upon Retirement:  If a Participant's Account becomes
          ----------------------------
     distributable upon his termination of employment with the Employer because such Participant has attained Normal Retirement Age, the Trustee shall distribute to the Participant his vested Account balance in a lump sum within a reasonable time after the close of the quarter in which such Termination of Employment occurred. If the Participant dies before receiving his vested Account, the remaining Account balance shall be paid to his Beneficiary under this section.

     1.   Distribution Upon Total Disability:  If a Participant's Account
          ----------------------------------
     becomes distributable upon his termination of employment with the Employer because of

                                     -31-
                                     ----
     such Participant's Total Disability, the Trustee shall distribute to the Participant his vested Account balance in a lump sum within a reasonable time after the close of the quarter in which such Termination of Employment occurred or, in the discretion of the Participant, at the close of any later quarter. If the Participant dies before receiving his vested Account, the remaining Account balance shall be paid to his Beneficiary under this section.

     1.   Distribution Upon Death:  If a Participant's Account becomes
          -----------------------
     distributable because of his death, the Trustee shall distribute to the Participant's Beneficiary the total Account balance in a lump sum within a reasonable time after the close of the quarter in which the Participant died. If the Beneficiary dies before receiving the Participant's vested Account, the Account balance shall be made to the contingent Beneficiary, if any. If the Participant has not designated a Beneficiary, or if he has designated a Beneficiary who dies and the Participant has not designated a contingent Beneficiary, the Participant's vested Account shall be paid in a lump sum under section 6.2.

     1.   Distribution Upon Other Termination Of Employment:  If a Participant's
          -------------------------------------------------
     Account becomes distributable upon his Termination of Employment for any reason other than retirement, disability, or death, the Trustee shall distribute to the Participant his vested Account balance in a lump sum within a reasonable time after the close of the quarter in which such Termination of Employment occurred or, in the discretion of the Participant, at the close of any later quarter (but not later than the quarter following the Participant's death or attainment of Normal Retirement Age). If the Participant dies prior to receiving his vested Account, the Account balance shall be distributed to his Beneficiary under this section. A Participant shall be considered to have terminated employment for purposes of this section on the date the Company disposes of substantially all of the assets used by the Company in a trade or business if such Participant continues employment with the entity acquiring such assets. For purposes of this section, if the Company disposes of its interest in a subsidiary of the Company, a Participant who continues employment with such subsidiary shall be treated as if he terminated employment with the Company on the date the Company disposed of its interest in the subsidiary.


A.        DISPOSITION OF FORFEITABLE ACCOUNT ON TERMINATION OF EMPLOYMENT:  If a
          ---------------------------------------------------------------
Participant's employment is terminated for any reason prior to attainment of Normal Retirement Age, death, or Total Disability, while any part of his Account in the Trust Fund is forfeitable, then that portion of his Account which is forfeitable shall be forfeited by him on the earlier of the date the Participant receives a distribution of his Account or the date on which he experiences five or more consecutive one-year breaks in service. Any amount forfeited by a Participant shall reduce the contribution of his Employer for the first quarter of the Plan Year after it is forfeited, as provided under section 4.2. If any such Participant returns to the employment of the

                                     -32-
                                     ----

Employer and has not incurred five or more consecutive one-year breaks in service, the Employer shall restore to the Participant's Account out of its next contribution the exact number of shares of Qualifying Employer Securities plus any other amounts that he forfeited, if the Participant repays the distributed amount pursuant to section 5.6.


A.        ASSIGNMENT OF BENEFITS:
          ----------------------

     1.   General Rules:  Except as provided below, all amounts payable by the
          -------------
     Trustee shall be paid only to the person entitled to them, and all such payments shall be paid directly to such person and not to any other person or corporation. Such payments shall not be subject to the claim of any creditor of a Participant, nor shall such payments be taken in execution by attachment or garnishment or by any other legal or equitable proceedings. No person shall have any right to alienate, anticipate, commute, pledge, encumber, or assign any payments or benefits which he may expect to receive, contingently or otherwise, under this Plan, except the right to designate a Beneficiary or Beneficiaries; provided, that this section shall not affect, restrict, or abridge any right of setoff or lien which the trust may have by law.

     1.   Qualified Domestic Relations Orders:  Paragraph [a] shall not apply
          -----------------------------------
     with respect to payments in accordance with the requirements of a qualified domestic relations order. A qualified domestic relations order creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits otherwise payable to a Participant under the Plan. A domestic relations order means any judgment, decree, or order (including approval of a property settlement agreement) that relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant, and is made pursuant to a state domestic relations law (including a community property law). To qualify, the domestic relations order must:

a) clearly state the name and last known mailing address of the Participant and the name and mailing address of each alternate payee covered by the order;

a) clearly state the amount or percentage of the Participant's benefits to be paid by the Plan to each alternate payee, or the manner in which the amount or percentage is to be determined;

a) clearly state the number of payments or period to which the order applies;


a)                       identify each Plan to which the order applies;

                                     -33-
                                     ----

a) not require the Plan to provide any type or form of benefits, or any option, not otherwise provided under the Plan;

a) not require the Plan to provide increased benefits (determined on the basis of actuarial value); and

a) not require the payment of benefits to an alternate payee that are required to be paid to another alternate payee under another order previously determined to be a qualified domestic relations order.

     In the case of any distribution before a Participant has separated from service, a qualified domestic relations order shall not fail to meet the requirements of section 7.4[b][5] solely because such order requires that payment of benefits be made to an alternate payee [A] on or after the date the Participant attains the earliest retirement age, [B] as if the Participant had retired on the date on which such payment is to begin under such order, and [C] in any form in which benefits may be paid under the Plan to the Participant (other than in the form of a qualified joint and survivor annuity with respect to the alternate payee and his subsequent spouse). Payment of benefits before Termination of Employment solely by reason of payments to an alternate payee under a qualified domestic relations order shall not be deemed to be a violation of Code Section 401(a) or (k). Notwithstanding any other provision of this Plan, payments to an alternate payee pursuant to a qualified domestic relations order may be made at any time prescribed by such order without violating the terms of this Plan or the Code.

     1.   Definitions:
          -----------

a) "Alternate payee" means any spouse, former spouse, child, or other dependent of a Participant who is recognized by a qualified domestic relations order as having a right to receive all, or a portion of, the benefits payable under a Plan with respect to such Participant.

a) "Earliest retirement age" means the earliest of the date on which the Participant's Account becomes distributable or the date the Participant attains age 50.


A.        OTHER RULES FOR DISTRIBUTION OF FUND:  Notwithstanding any other
          ------------------------------------
provision in this Plan, any vested Account which becomes distributable for any reason shall be distributed pursuant to section 7.2; provided that no amount (taking into consideration both Employer and Participant contributions) may be distributed to a Participant prior to the later of Normal Retirement Age or age 62 unless the amount is distributed in a lump sum of $3,500 or less or the Participant consents to the distribution. Notwithstanding any other provisions of this Plan, the following distribution rules shall apply:

                                     -34-
                                     ----

     1.   Before Death:  The entire Account of each Participant will be
          ------------
     distributed to him not later than the required beginning date.

     1.   After Death:  If a Participant dies before distribution of the
          -----------
     Participant's Account has been made, the total vested Account balance of the Participant shall be distributed within five years after the death of the Participant. If the designated Beneficiary is the surviving spouse of the Participant, the date on which the distributions are required shall not be earlier than the date on which the Participant would have attained age 70-1/2, and if the surviving spouse dies before the distribution to such spouse, distributions shall be made as if the surviving spouse were the Participant.

     1.   Required Beginning Date:  Required beginning date means April 1 of the
          -----------------------
     calendar year following the calendar year in which the Participant attains age 70-1/2.

     1.   Designated Beneficiary:  Designated Beneficiary means any individual
          ----------------------
     designated as a Beneficiary by the Participant.

     1.   Treatment Of Payments To Children:  Under regulations prescribed by
          ---------------------------------
     the Secretary of Treasury, any amount paid to a child shall be treated as if it had been paid to the surviving spouse if such amount will become payable to the surviving spouse upon such child reaching majority (or such other designated event permitted under regulations).

     1.   Spouse, Trust For Benefit Of Spouse, Or Estate As Beneficiary: If
          ------------------------------------------------- -----------
     distribution prior to a Participant's death has not commenced and if the Participant designates his spouse, a trust for the benefit of his spouse, or his estate as his Beneficiary, the provisions of this paragraph shall apply (subject to the limitations in this section):

a)                       Spouse As Beneficiary:  If a Participant designates his
                         ---------------------
          spouse as his Beneficiary, upon the death of the Participant the spouse shall receive the entire Account of the Participant in a lump sum distribution.

a)                       QTIP Trust As Beneficiary:  If a Participant designates
                         -------------------------
          as his Beneficiary a qualified terminable interest property (QTIP) trust for the benefit of his spouse, upon the death of the Participant the Trustee of the QTIP trust shall receive the entire Account of the Participant in a lump sum distribution.

a)                       General Power Of Appointment Trust As Beneficiary:  If
                         -------------------------------------------------
          the Participant designates as his Beneficiary a trust over which his spouse

                                     -35-
                                     ----
          has a general power of appointment, upon the death of the Participant the spouse shall receive the entire Account of the Participant in a lump sum distribution.

a)                       Estate As Beneficiary:  If the Participant designates
                         ---------------------
          his estate as his Beneficiary with a specific bequest of his income in respect of decedent to his spouse, upon the death of the Participant the personal representative of the Participant (or the successor of the personal representative) shall receive the entire Account of the Participant in a lump sum distribution.

                                     -36-
                                     ----

A.        WITHDRAWALS:
          -----------

[a]  Employer Contributions:  A Participant may withdraw all or any part of his
     ----------------------
     or her Account attributable to Employer contributions, including any earnings, losses, and changes in fair market value of such contributions, upon attaining age 59 1/2, but only if the Participant is 100% vested in his or her total Account balance. Such withdrawal upon attaining age 59 1/2 may be made only once in each Plan Year and such withdrawal upon age 59 1/2 may be made without any suspension of Plan participation as a result of such withdrawal.

[b]  Voluntary Contributions:  A Participant may request withdrawal of all or
     -----------------------
     any part of his or her Account attributable to voluntary after-tax contributions effective at the end of any Plan quarter and such withdrawal will be distributed within a reasonable period of time after the end of the Plan quarter if the Participant files a written request with the Plan Committee at least two weeks before the end of the Plan quarter. In the event the withdrawal is a result of a serious financial hardship, as defined in section 7.6[c][1] below, the Plan Committee, in its discretion, may direct that such withdrawal be made prior to the end of the Plan quarter. A Participant who has not attained age 59 1/2 and who makes withdrawal of any portion of his or her voluntary after-tax contributions under this paragraph [b], including any hardship withdrawal, may not again contribute to the Trust Fund under section 4.1 until the first calendar quarter commencing six months after the withdrawal is made, but such Participant shall receive an allocation of Employer contributions for the calendar quarter of his or her withdrawal date. Any expenses attributable to any withdrawal under this section 7.6[b] may be charged to the Account of the Participant requesting the withdrawal. Vested benefits under the Plan may not be forfeited because a Participant withdraws his or her voluntary after-tax contributions.

[c]  Salary Reductions:  Salary reduction contributions may be withdrawn in the
     -----------------
following circumstances:

     [1] A Participant may withdraw his or her salary reduction contributions to this Plan, excluding any earnings on such contributions, upon serious financial hardship. Serious financial hardship means an immediate and heavy financial need of the Participant on account of medical expenses of the Participant or the Participant's dependents, the purchase or preservation from foreclosure of the Participant's principal residence (excluding normal mortgage payments), the prevention of the eviction of the Participant from his or her principal residence, the payment of the next twelve months of post-secondary tuition and related educational expenses for the Participant or the Participant's dependents, or the occurrence of any other event deemed by the Secretary of the Treasury to create an immediate and heavy financial need under Income Tax Regulation Section 1.401(k)- 1(d)(2)(iv)(C). No other event shall be considered a serious

                                     -37-
                                     ----
          financial hardship under the terms of the Plan. A hardship distribution cannot exceed the amount required to meet the immediate financial need and cannot be reasonably available to the Participant from other resources, including insurance reimbursement, reasonable asset liquidation, cessation of Participant contributions to this Plan, or borrowing from commercial sources on reasonable terms. The Company adopts the deemed hardship standards of Income Tax Regulation Sections 1.401(k)-1(d)(2)(iv), as described above, as the sole means of hardship withdrawal of salary reduction contributions. If the Plan Committee determines in accordance with a uniform and nondiscriminatory policy that serious financial hardship exists, it may direct the Trustee to distribute the amount requested to the Participant. A Participant who makes a hardship withdrawal under this section may not contribute to the Trust Fund under section 4.1 until the first calendar quarter commencing twelve months after such hardship withdrawal, but shall receive an allocation of Employer contributions for the calendar quarter of his or her withdrawal date. A Participant who makes a hardship withdrawal in a Plan Year under this section may not make salary reduction contributions in the next succeeding year in excess of the maximum deferral amounts provided in section 4.11[a] less the salary reductions made in the year of the hardship withdrawal. Any expenses attributable to the hardship withdrawal may be charged to the Account of the Participant requesting the withdrawal. A Participant requesting a hardship withdrawal under this paragraph [1] may elect to receive such withdrawal in cash. In the event of a cash withdrawal election, the Plan Committee will direct the Trustee to sell the number of shares attributable to the Participant's salary reduction contributions that will satisfy the hardship withdrawal and the Participant will receive the cash proceeds from such sale as a hardship withdrawal.

     [2] A Participant may withdraw all or any part of his or her salary reduction contributions, including any earnings, losses, and changes in fair market value of such contributions, upon attaining age 59 1/2, but only if the Participant is 100% vested in his or her total Account balance. Such withdrawal upon attaining age 59 1/2 will be distributed as of the end of any Plan quarter if a request to receive the withdrawal is filed with the Plan Committee at least two weeks prior to the end of the Plan quarter. A withdrawal upon attaining age 59 1/2 may be made only once in each Plan Year and such withdrawal upon age 59 1/2 may be made without any suspension of Plan participation as a result of such withdrawal.

[d]  Withdrawals From Other Plans:  Any withdrawal from any Plan maintained by
     ----------------------------
     any Company which is a member of a group of corporations or trades or businesses under common control with the Company will be deemed to be a withdrawal from this Plan for purposes of applying the withdrawal limitations and suspension of Plan participation provisions of this section
     7.6. Common control

                                     -38-
                                     ----
     will be determined pursuant to Code Section 414(b) and the regulations thereunder.

                                     -39-
                                     ----

A.        ELIGIBLE ROLLOVER DISTRIBUTIONS:
          -------------------------------

[a]  General Rule:  Notwithstanding any provision of the Plan to the contrary
     ------------
     that otherwise would limit a Participant's distribution election under this Article, a Participant may elect, at the time and in the manner prescribed by the Plan Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement Plan specified by the Participant in a direct rollover.

[b]  Limitations on Direct Rollover Distributions:  This Plan will not be
     --------------------------------------------
     required to make any direct rollover distribution if the total amount to be distributed to the Participant during the Plan Year is less than $200. If the amount of the distribution is $500 or less, any direct rollover distribution must consist of the entire distribution amount. The Participant may elect only one eligible retirement Plan to which a direct rollover distribution will be made.

[c]  Definitions:
     -----------

     [1] An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the Participant, except that an eligible rollover distribution does not include [A] any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more; [B] any distribution to the extent such distribution is required under Code
          Section 401(a)(9); and [C] the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

     [2] An "eligible retirement Plan" is an individual retirement Account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity Plan described in Code
          Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to a surviving spouse, an eligible retirement Plan is an individual retirement Account or individual retirement annuity.

     [3] A "distributee" includes a Participant or former Participant. In addition, the Participant's or former Participant's surviving spouse and the Participant's or former Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                                     -40-
                                     ----

     [4] A "direct rollover" is a payment by the Plan to the eligible retirement Plan specified by the distributee.

                               I.        ARTICLE

                             FIDUCIARY OBLIGATIONS
                             ---------------------


A.        GENERAL FIDUCIARY DUTIES:  A Fiduciary shall discharge his duties
          ------------------------
under the Plan solely in the interest of the Participants and the Beneficiaries and for the exclusive purpose of providing benefits to Participants and to their Beneficiaries and defraying reasonable expenses of administering the Plan. All fiduciaries shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Except as authorized by regulations of the Secretary of Labor, no Fiduciary may maintain the indicia of ownership of any assets of the Plan outside the jurisdiction of the district courts of the United States. A Fiduciary shall act in accordance with the documents and instruments governing the Plan to the extent such documents and instruments are consistent with the requirements of law.


A.        ALLOCATION OF FIDUCIARY RESPONSIBILITY:  A Named Fiduciary may
          --------------------------------------
designate persons other than named fiduciaries to carry out Fiduciary responsibilities (other than Trustee responsibilities) under the plan.


A.        LIABILITY OF FIDUCIARIES:
          ------------------------

     1.   Extent Of Liability:  A Fiduciary who breaches any of the
          -------------------
     responsibilities, obligations, or duties imposed upon him by this plan or by the requirements of law shall be personally liable only [1] to make good to the plan any losses resulting from his breach [2] to restore to the plan any profits the Fiduciary has made through the use of plan assets for his personal Account, and [3] to pay those penalties prescribed by law arising from his breach. A Fiduciary shall be subject to such other equitable or remedial relief as a court of law may deem appropriate, including removal of the Fiduciary. A Fiduciary also may be removed for a violation of section 8.8 (prohibition against certain persons holding certain positions). No Fiduciary shall be liable with respect to the breach of a Fiduciary duty if such breach was committed before he became a Fiduciary or after he ceased to be a Fiduciary.

     1.   Liability Of Fiduciary For Breach By Co-Fiduciary:  A Fiduciary shall
          -------------------------------------------------
     be liable for a breach of Fiduciary responsibility of another Fiduciary of this plan, only if he [1] participates knowingly in, or knowingly undertakes to conceal, an act or omission of the other Fiduciary, and knows such act or omission by the

                                     -41-
                                     ----
     other Fiduciary is a breach of the other Fiduciary's duties, [2] enables another Fiduciary to commit a breach, by his failure to comply with section
     8.1 in the administration of the specific responsibilities which give rise to his status as a Fiduciary, or [3] has knowledge of a breach of another Fiduciary and does not make reasonable efforts under the circumstances to remedy the breach.

     2.   Liability For Improper Delegation Of Fiduciary Responsibility:  A
          -------------------------------------------------------------
     Named Fiduciary who allocates any of his Fiduciary responsibilities to any person or designates any person to carry out any of his Fiduciary responsibilities shall be liable for the act or omission of such person in carrying out the responsibility only to the extent that the Named Fiduciary fails to satisfy his general Fiduciary duties of section 8.1 with respect to the allocation or designation, with respect to the establishment or implementation of the procedure by which he allocates the responsibilities, or in continuing the allocation or designation. Nothing in this paragraph shall prevent a Named Fiduciary from being liable if he otherwise would be liable for an act or omission under paragraph [b].

     1.   Fiduciary To Whom Responsibilities Are Allocated:  Any person who
          ------------------------------------------------
     has been designated to carry out Fiduciary responsibilities under section
     8.2 shall be liable for such responsibilities under this section to the same extent as any Named Fiduciary.

     1.   Liability Insurance And Indemnification:  Nothing in this plan shall
          ---------------------------------------
     preclude a Fiduciary from purchasing insurance to cover liability from and for his own Account. The Company may purchase insurance to cover potential liability of those persons who serve in a Fiduciary capacity with regard to the plan or may indemnify a Fiduciary against liability and expenses reasonably incurred by him in connection with any action to which such Fiduciary may be made a party by reason of his being or having been a Fiduciary.


A.        PROHIBITED TRANSACTIONS:  No Fiduciary shall cause the plan to engage
          -----------------------
in a transaction if the Fiduciary knows or should know that the transaction constitutes a prohibited transaction under law. No disqualified person under law (other than a Fiduciary acting only as such) shall engage in a prohibited transaction as prescribed by law.


A.        RECEIPTS OF BENEFITS BY FIDUCIARIES:  Nothing shall prohibit any
          -----------------------------------
Fiduciary from receiving any benefit to which he may be entitled as a Participant or Beneficiary in the plan, if such benefit is computed and paid on a basis which is consistent with the terms of the plan as applied to all other Participants and Beneficiaries. The determination of any matters affecting the payment of benefits to any Fiduciary other than the Plan Committee shall be determined by the Plan Committee. If the Plan Committee is an individual, the determination of any matters affecting the payment of benefits to the Plan Committee shall be made by a temporary Plan Committee who shall

                                     -42-
                                     ----
be appointed by the Board of Directors for such purpose. If the Plan Committee is a group of individuals, the determination of any matters affecting the payment of benefits to any individual Plan Committee member shall be made by the remaining Plan Committee members without the vote of such individual Plan Committee member. If the remaining Plan Committee members are unable to agree on any matter affecting the payment of such benefits, the Board of Directors shall appoint a temporary Plan Committee to decide the matter.


A.        COMPENSATION AND EXPENSES OF FIDUCIARIES:
          ----------------------------------------

     1.   General Rules:  A Fiduciary shall be entitled to receive any
          -------------
     reasonable Compensation for services rendered or for the reimbursement of expenses properly and actually incurred in the performance of his duties under the plan. However, no Fiduciary who already receives full-time pay from an Employer shall receive Compensation from the plan, except for reimbursement of expenses properly and actually incurred. All Compensation and expenses shall be paid by the plan, unless the Company, in its discretion, elects to pay all or any part of such Compensation and expenses. In its discretion, the Plan Committee may direct that all such Compensation and expenses be paid from forfeitures under the plan or from general plan assets.

     1.   Compensation Of Plan Committee And Plan Administrator:  A Plan
          -----------------------------------------------------
     Administrator who is not a full-time Employee of an Employer shall be entitled to such reasonable Compensation as the Plan Committee and the Plan Administrator mutually shall determine. A Plan Committee member who is not a full-time Employee of an Employer shall be entitled to such reasonable Compensation as the Company and the Plan Committee mutually shall determine. Any expenses properly and actually incurred by the Plan Committee or the Plan Administrator due to a request by a Participant shall be charged to the Account of the Participant on whose behalf such expenses are incurred.

     1.   Compensation Of Trustee:  A Trustee who is not a full-time
          -----------------------
     Employee of an Employer shall be entitled to such reasonable Compensation for its services as the Plan Committee and the Trustee mutually shall determine.

     1.   Compensation Of Persons Retained Or Employed By Named Fiduciary:
          ---------------------------------------------------------------
     The Compensation of all agents, counsel, or other persons retained or employed by a Named Fiduciary shall be determined by the Named Fiduciary employing such person, with the Plan Committee's approval, provided that a person who is a full-time Employee of an Employer shall receive no Compensation from the plan.


A.        SERVICE BY FIDUCIARIES AND DISQUALIFIED PERSONS:  Nothing in this plan
          -----------------------------------------------
shall prohibit anyone from serving as a Fiduciary in addition to being

                                     -43-
                                     ----
an officer, Employee, agent, or other representative of a disqualified person as defined in the Code.


A.        PROHIBITION AGAINST CERTAIN PERSONS HOLDING CERTAIN POSITIONS:  No
          -------------------------------------------------------------
person who has been convicted of a felony shall be permitted to serve as an administrator, Fiduciary, officer, Trustee, custodian, counsel, agent, or Employee of this plan, or as a consultant to this plan, unless permitted under law. The Plan Committee shall ascertain to the extent practical that no violation of this section occurs. In any event, no person knowingly shall permit any other person to serve in any capacity which would violate this section.

                              II.        ARTICLE

                     PLAN ADMINISTRATOR AND PLAN COMMITTEE
                     -------------------------------------

A.        APPOINTMENT OF PLAN ADMINISTRATOR AND PLAN COMMITTEE:  The Board of
          ----------------------------------------------------
Directors by resolution shall appoint a Plan Administrator and Plan Committee, both of whom shall hold office until resignation, death, or removal by the Board of Directors. If the Board of Directors fails to appoint the Plan Committee or Plan Administrator, or both, the Board of Directors shall be the Plan Committee, the Plan Administrator, or both. Any person may serve in more than one Fiduciary capacity, including service as Plan Administrator and Plan Committee member. Any group of persons appointed by the Board of Directors may serve in the capacity of Plan Committee, Plan Administrator, or both.


A.        ORGANIZATION AND OPERATION OF OFFICES OF PLAN ADMINISTRATOR AND PLAN
          --------------------------------------------------------------------
COMMITTEE:  The Plan Administrator and Plan Committee may adopt such procedures
---------
as each deems desirable for the conduct of his respective affairs and may appoint or employ a secretary or other agents, any of whom may be, but need not be, an officer or Employee of the Company or any Associated Company. Any agent may be removed at any time by the person appointing or employing him.


A.        INFORMATION TO BE MADE AVAILABLE TO PLAN COMMITTEE AND PLAN
          -----------------------------------------------------------
ADMINISTRATOR:  To enable the Plan Committee and the Plan Administrator to
-------------
perform all of their respective duties under the plan, each Employer shall provide the Plan Committee and the Plan Administrator with access to the following information for each Employee: [a] name and address, [b] social security number, [c] birthdate, [d] dates of commencement and Termination of Employment, [e] reason for Termination of Employment, [f] hours worked during each year,[g] annual Compensation, [h] Employer contributions, and such other information as the Plan Committee or the Plan Administrator may require. To the extent the information is

                                     -44-
                                     ----
available in Employer records, an Employer shall provide the Plan Committee and Plan Administrator with access to information relating to each Employee's Participant contributions, benefits received under the plan, and marital status. If such information is not available from the Employer records, the Plan Committee shall obtain such information from the Participants. The Plan Committee, the Plan Administrator and the Employer may rely on and shall not be liable because of any information which an Employee provides, either directly or indirectly. As soon as possible following any Participant's death, Total Disability, retirement, or other Termination of Employment, his Employer shall certify in writing to the Plan Committee and Plan Administrator such Participant's name and the date and reason for his Termination of Employment.


A.        RESIGNATION AND REMOVAL OF PLAN ADMINISTRATOR OR PLAN COMMITTEE
          ---------------------------------------------------------------
MEMBER; APPOINTMENT OF SUCCESSORS:  Any Plan Administrator or Plan Committee
---------------------------------
member may resign at any time by giving written notice to the Board of Directors, effective as stated in such notice, otherwise upon receipt of such notice. At any time the Plan Administrator or any Plan Committee member may be removed by the Board of Directors without cause. As soon as practical, following the death, resignation, or removal of any Plan Administrator or Plan Committee member, the Board of Directors shall appoint a successor by resolution. Written notice of the appointment of a successor Plan Administrator or successor Plan Committee member shall be given by the Company to the Trustee. Until receipt by the Trustee of such written notice, the Trustee shall not be charged with knowledge or notice of such change.


A.        DUTIES AND POWERS OF PLAN ADMINISTRATOR--REPORTING AND DISCLOSURE:
          -----------------------------------------------------------------

     1.   General Requirements:  The Plan Administrator shall be
          --------------------
     responsible for all applicable reporting and disclosure requirements of law. The Plan Administrator shall prepare, file with the Secretary of Labor, the Secretary of the Treasury, or the Pension Benefit Guaranty Corporation, when applicable, and furnish to plan Participants and Beneficiaries, when applicable, the following:

          a)   summary plan description;

          a)   description of modifications and changes;

          a)   annual report;

          a)   terminal and supplementary reports;

          a)   registration statement; and

          a)   any other return, report, or document required by law.

                                     -45-
                                     ----

     1.   Statement Of Benefits Accrued And Vested:  The Plan Administrator is
          ----------------------------------------
     to furnish any plan Participant or Beneficiary who so requests in writing, a statement indicating, on the basis of the latest available information, the total benefits accrued and the vested benefits, if any, which have accrued, or the earliest date on which benefits will become vested. The Plan Administrator shall furnish a written statement to any Participant who terminates employment during the Plan Year and is entitled to a deferred vested benefit under the Plan as of the end of the Plan Year, if no retirement benefits have been paid with respect to such Participant during the Plan Year. The statement shall be an individual statement and shall contain the information required in the annual registration statement which the Plan Administrator is required to file with the Secretary of the Treasury. The Plan Administrator shall furnish the individual statement to the Participant before the expiration of the time prescribed for filing the annual registration statement with the Secretary of the Treasury.

     1.   Inspection Of Documents:  The Plan Administrator is to make available
          -----------------------
     for inspection copies of the Plan description and the latest annual report and the agreements under which the Plan was established or is operated. Such documents shall be available for examination by any Participant or Beneficiary in the principal office of the Plan Administrator and in such other places as may be necessary to make available all pertinent information to all Participants. Upon written request by any Participant or Beneficiary, the Plan Administrator is to furnish a copy of the latest updated summary Plan description, Plan description, and the latest annual report, any terminal report, and any agreements under which the Plan is established or operated. In addition, the Plan Administrator is to comply with every other requirement imposed on him by law.

     1.   Employment Of Advisers And Persons To Carry Out Responsibilities:
          ----------------------------------------------------------------
     The Plan Administrator may appoint one or more persons to render advice with regard to any responsibility the Plan Administrator has under the Plan and may employ one or more persons (other than a Named Fiduciary) to carry out any of his responsibilities under the Plan.


A.        DUTIES AND POWERS OF PLAN COMMITTEE--IN GENERAL:  The Plan Committee
          -----------------------------------------------
shall decide all questions arising in the administration, interpretation, and application of the Plan and Trust, including all questions relating to eligibility, vesting, and distribution, except as may be reserved under this Plan to the Company, its Board of Directors or any Associated Company. The Plan Committee may designate any person (other than the Plan Administrator or Trustee) to carry out any of the Plan Committee's Fiduciary responsibilities under the Plan (other than a Trustee Responsibility) and may appoint one or more persons to render advice with regard to any responsibility the Plan Committee has under the Plan. The Plan Committee from time to time shall direct the Trustee concerning the payments to be made out of the Trust Fund

                                     -46-
                                     ----
pursuant to this Plan. All notices, directions, information, and other communications from the Plan Committee shall be in writing.

A.        DUTIES AND POWERS OF PLAN COMMITTEE--KEEPING OF RECORDS:  The Plan
          -------------------------------------------------------
Committee shall keep a record of all the Plan Committee's proceedings and shall keep all such books of Account, records, and other data as may be necessary or advisable in its judgment for the administration of this Plan and Trust, including records to reflect the affairs of this Plan, to determine the amount of vested and/or forfeitable interests of the respective Participants in the Trust Fund, and to determine the amount of all benefits payable under this Plan. The Plan Committee shall maintain separate Accounts for each Participant as provided under section 5.1. Subject to the requirements of law, any person dealing with the Plan Committee may rely on, and shall incur no liability in relying on, a certificate or memorandum in writing signed by the Plan Committee as evidence of any action taken or resolution adopted by the Plan Committee.

A.        DUTIES AND POWERS OF PLAN COMMITTEE--CLAIMS PROCEDURE:
          -----------------------------------------------------

     1.   Filing And Initial Determination Of Claim:  Any Participant,
          -----------------------------------------
     Beneficiary or his duly authorized representative may file a claim for a Plan benefit to which the claimant believes that he is entitled. Such a claim must be in writing and delivered to the Plan Committee in person or by certified mail, postage prepaid. Within 90 days after receipt of such claim, the Plan Committee shall send to the claimant by certified mail, postage prepaid, notice of the granting or denying, in whole or in part, of such claim unless special circumstances require an extension of time for processing the claim. In no event may the extension exceed 90 days from the end of the initial period. If such extension is necessary the claimant will receive a written notice to this effect prior to the expiration of the initial 90-day period. The Plan Committee shall have full discretion pursuant to the Plan to deny or grant a claim in whole or in part. If notice of the denial of a claim is not furnished in accordance with this paragraph [a], the claim shall be deemed denied and the claimant shall be permitted to exercise his right of review pursuant to paragraphs [c] and [d] of this section.

     1.   Duty Of Plan Committee Upon Denial Of Claim:  The Plan Committee shall
          -------------------------------------------
     provide to every claimant who is denied a claim for benefits written notice setting forth in a manner calculated to be understood by the claimant:

          a)   the specific reason or reasons for the denial;

a) specific reference to pertinent Plan provisions on which the denial is based ;

                                     -47-
                                     ----

a) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material is necessary; and

          a)   an explanation of the Plan's claim review procedure.

     1.   Request For Review Of Claim Denial:  Within 60 days after receipt by
          ----------------------------------
     the claimant of written notification of the denial in whole or in part of his claim, the claimant or his duly authorized representative, upon written application to the Plan Committee in person or by certified mail, postage prepaid, may request a review of such denial, may review pertinent documents and may submit issues and comments in writing. Upon its receipt of the request for review, the Plan Committee shall notify the Board of Directors of the request.

     1.   Claims Reviewer:  Upon its receipt of notice of a request for review,
          ---------------
     the Board of Directors shall appoint a person other than a Plan Committee member to be the claims reviewer. The Plan Committee shall deliver to the claims reviewer all documents submitted by the claimant and all other documents pertinent to the review. The claims reviewer shall make a prompt decision on the review. The decision on review shall be written in a manner calculated to be understood by the claimant, and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based. The decision on review shall be made not later than 60 days after the Plan Committee's receipt of a request for a review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered not later than 120 days after receipt of a request for review. If such extension is necessary the claimant shall be given written notice of the extension prior to the expiration of the initial 60-day period. If notice of the decision on review is not furnished in accordance with this paragraph [d], the claim shall be deemed denied and the claimant shall be permitted to exercise his right to legal remedy pursuant to paragraph [e] of this section.

     1.   Legal Remedy:  After exhaustion of the claims procedure as provided
          ------------
     under this Plan, nothing shall prevent any person from pursuing any other legal remedy.


A.        DUTIES AND POWERS OF PLAN COMMITTEE--FUNDING POLICY:  The policy of
          ---------------------------------------------------
each Employer is that this Plan shall be funded with Employer contributions and Participant contributions. The Plan Committee shall determine the Plan's short-run and long-run financial needs and regularly communicate these requirements to the appropriate persons. The Plan Committee will determine whether the Plan has a short-run need for liquidity, (e.g., to pay benefits) or whether liquidity is
                                 ----
a long-run goal and investment growth is a more current need. The Plan Committee shall

                                     -48-
                                     ----
communicate such information to the Trustee so that investment policy can be coordinated appropriately with Plan needs.


A.        DUTIES AND POWERS OF PLAN COMMITTEE--BONDING OF FIDUCIARIES AND PLAN
          --------------------------------------------------------------------
OFFICIALS:  The Plan Committee shall procure bonds for every Fiduciary of the
---------
Plan and every Plan Official, if he handles funds of the Plan, in an amount not less than 10% of the amount of funds handled and in no event less than $1,000, except the Plan Committee shall not be required to procure such bonds if:

     1.   the person is excepted from the bonding requirement by law, or

     1.   the Secretary of Labor exempts the Plan from the bonding requirements.

The bonds shall conform to the requirements of law.


A.        DUTIES AND POWERS OF PLAN COMMITTEE--QUALIFIED DOMESTIC RELATIONS
          -----------------------------------------------------------------
ORDERS:  The Plan Committee shall establish reasonable procedures for
------
determining the qualification status of a domestic relations order. Such procedures:

     1.   shall be in writing;

     1. shall provide to each person specified in a domestic relations order as entitled to payment of Plan benefits notification of such procedures promptly upon receipt by the Plan of the order; and

     1. shall permit an alternate payee to designate a representative for receipt of copies of notices that are sent to the alternate payee.

Within a reasonable period of time after receipt of such order, the Plan Committee shall determine whether such order is a qualified domestic relations order and notify the Participant and each alternate payee of such determination. During any period in which the issue of whether a qualified domestic relations order is a qualified domestic relations order is being determined, the Plan Committee shall segregate in a separate Account the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a qualified domestic relations order. If, within 18 months the order is determined not to be a qualified domestic relations order or the issue as to whether such order is a qualified domestic relations order is not resolved, then the Plan Committee shall pay under the terms of the Plan the segregated amounts to the person or persons who would have been entitled to such amounts if there had been no order. If a Plan Fiduciary acts in accordance with the Fiduciary responsibility provisions of ERISA, then the Plan's obligation to the Participant and each alternate payee shall be discharged to the extent of any payment made.

                                     -49-
                                     ----

A.        ADVICE TO DESIGNATED FIDUCIARIES:  Any Fiduciary designated by the
          --------------------------------
Plan Committee or Plan Administrator may appoint with the consent of the Plan Committee or Plan Administrator, respectively, one or more persons to render advice with regard to any responsibility such designated Fiduciary has under the Plan.

                                     -50-
                                     ----

                               I.        ARTICLE

                       POWERS AND DUTIES OF THE TRUSTEE
                       --------------------------------


A.        INVESTMENT OF TRUST FUND:
          ------------------------

     1.   Duties of Trustee:  The duty of the Trustee is to hold in trust the
          -----------------
     funds it receives. The Trustee shall have exclusive authority and discretion to manage and control the assets of the Plan and to manage, invest, and reinvest the Trust Fund and the income from it under this article, without distinction between principal and income, and shall be responsible only for such sums that it actually receives as Trustee. The Trustee shall have no duty to collect any sums from the Plan Committee.

     1.   Powers of Trustee:  The Trustee shall apply the funds it receives
          -----------------
     primarily to purchase shares of Qualifying Employer Securities, and the Trustee may invest in Qualifying Employer Securities, up to 100% of the value of Plan assets, without regard to the diversification requirement or the prudence requirement to the extent it requires diversification. Purchases of stock may be made by the Trustee in the open market or by private purchase, or, if available, from the Company, or as the Trustee may determine in its sole discretion, provided only that no private purchase or purchase from the Company may be made at a price greater than the current market price for Qualifying Employer Securities on the day of such purchase. The Trustee also may purchase stock from Participants who receive distributions from this trust, provided that all such purchases shall be made at the current market price on the day of such purchase. The Trustee also shall have the power to invest and/or reinvest any and all money or property of any description at any time held by it and constituting a part of the Trust Fund, without previous application to, or subsequent ratification of, any court, tribunal, or commission, or any federal or state governmental agency and may invest in real property and all interests in real property, in bonds, notes, debentures, mortgages, commercial paper, preferred stocks, common stocks, or other securities, rights, obligations, or property, real or personal, including shares or certificates of participation issued by regulated investment companies or regulated investment trusts, shares or units of participation in qualified common Trust Funds, in qualified pooled funds, or in pooled investment funds of an insurance company qualified to do business in the state. If the Trustee is a bank or similar financial institution supervised by the United States or a state, it may invest Plan assets in its own deposits (savings Accounts and certificates of deposit) if such deposits bear a reasonable rate of interest.

     1.   Diversification and Prudence Requirements:  Except to the extent the
          -----------------------------------------
     Trustee invests in the Qualifying Employer Securities, the Trustee shall diversify the investments of the Plan to minimize the risk of large losses, unless under the

                                     -51-
                                     ----
     circumstances it is clearly prudent not to do so. The Trustee shall act with the care skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.


A.        ADMINISTRATIVE POWERS OF THE TRUSTEE:  Subject to the requirements
          ------------------------------------
imposed by law, the Trustee shall have all powers necessary or advisable to carry out the provisions of this Plan and Trust and all inherent, implied, and statutory powers now or subsequently provided by law, including specifically the power to do any of the following:

     1. to cause any securities or other property to be registered and held in its name as Trustee, or in the name of one or more of its nominees, without disclosing the Fiduciary capacity, or to keep the same in unregistered form payable to bearer;

     1. to sell, grant options to sell, exchange, pledge, encumber, mortgage, deed in trust, or use any other form of hypothecation, or otherwise dispose of the whole or any part of the Trust Fund on such terms and for such property or cash, or part cash and credit, as it may deem best; to retain, hold, maintain, or continue any securities or investments which it may hold as part of the Trust Fund for such length of time as it may deem advisable; and generally, in all respects, to do all things and exercise each and every right, power, and privilege in connection with and in relation to the Trust Fund as could be done, exercised, or executed by an individual holding and owning such property in absolute and unconditional ownership;

     1. to abandon, compromise, contest, and arbitrate claims and demands; to institute, compromise, and defend actions at law (but without obligation to do so); in connection with such powers, to employ counsel as the Trustee shall deem advisable and as approved by the Plan Committee; and to exercise such powers all at the risk and expense of the Trust Fund;

     1. to borrow money for this trust upon such terms and conditions as the Trustee shall deem advisable, and to secure the repayment of such by the mortgage or pledge of any assets of the Trust Fund, provided that the Trustee may not borrow money to purchase Qualifying Employer Securities;

     1. to vote in person or by proxy any shares of stock or rights held in the Trust Fund as directed by the Plan Committee; to participate in and to exchange securities or other property in reorganization, liquidation, or dissolution of any corporation, the securities of which are held in the Trust Fund; and

                                     -52-
                                     ----

     1. to pay any amount due on any loan or advance made to the Trust Fund, to charge against and pay from the Trust Fund all taxes of any nature levied, assessed, or imposed upon the Trust Fund, and to pay all reasonable expenses and attorney fees necessarily incurred by the Trustee and approved by the Plan Committee with respect to any of the foregoing matters.


A.        ADVICE OF COUNSEL:  The Trustee may consult with legal counsel, who
          -----------------
may be counsel for the Company or any Associated Company, or Trustee's own counsel, with respect to the meaning or construction of the Plan and Trust or Trustee's obligations or duties. The Trustee shall be protected from any responsibility with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel, to the extent permitted by law.


A.        RECORDS AND ACCOUNTS OF THE TRUSTEE:  The Trustee shall keep all such
          -----------------------------------
records and Accounts which may be necessary in the administration and conduct of this trust. The Trustee's records and Accounts shall be open to inspection by the Company, any Associated Company, the Plan Committee, and the Plan Administrator, at all reasonable times during business hours. All income, profits, recoveries, contributions, forfeitures, and any and all moneys, securities, and properties of any kind at any time received or held by the Trustee shall be held for investment purposes as a commingled Trust Fund. Separate Accounts or records may be maintained for operational and accounting purposes, but no such Account or record shall be considered as segregating any funds or property from any other funds or property contained in the commingled fund, except as otherwise provided. After the close of each year of the trust, the Trustee shall render to the Company and the Plan Committee a statement of assets and liabilities of the Trust Fund for such year.


A.        APPOINTMENT, RESIGNATION, REMOVAL, AND SUBSTITUTION OF TRUSTEE:  The
          --------------------------------------------------------------
Board of Directors by resolution shall appoint a Trustee or Trustees, each of which shall hold office until resignation or removal by the Board of Directors. The Trustee may resign at any time upon 30 days' written notice to the Company. The Trustee may be removed at any time by the Company upon written notice to the Trustee with or without cause. Upon resignation or removal of the Trustee, the Company, by action of its Board of Directors, shall appoint a successor Trustee which shall have the same powers and duties as are conferred upon the Trustee appointed under this Plan. The resigning or removed Trustee shall deliver to its successor Trustee all property of the Trust Fund, less a reasonable amount necessary to provide for its Compensation, expenses, and any taxes or advances chargeable or payable out of the Trust Fund. If the Trustee is an individual, death shall be treated as a resignation, effective immediately. If any corporate Trustee at any time shall be merged, or consolidated with, or shall sell or transfer substantially all of its assets and business to another corporation, whether state or federal, or shall be reorganized or reincorporated in any manner, then the resulting or

                                     -53-
                                     ----
acquiring corporation shall be substituted for such corporate Trustee without the execution of any instrument and without any action upon the part of the Company, any Participant or Beneficiary, or any other person having or claiming to have an interest in the Trust Fund or under the Plan.


A.        APPOINTMENT OF TRUSTEE--ACCEPTANCE IN WRITING:  The Trustee shall
          ---------------------------------------------
accept its appointment as soon as practical by executing this Plan or by delivering a signed document to the Company, a copy of which shall be sent to the Plan Committee by the Trustee. The Board of Directors shall appoint a new Trustee if the Trustee fails to accept its appointment in writing.

                                     -54-
                                     ----

                              II.        ARTICLE

           CONTINUANCE, TERMINATION, AND AMENDMENT OF PLAN AND TRUST
           ---------------------------------------------------------


A.        TERMINATION OF PLAN:  The expectation of each Employer is to
          -------------------
continue this Plan indefinitely, but the continuance of the Plan is not assumed as a contractual obligation by the Employer and the right is reserved to each Employer, by action of its Board of Directors, to terminate this Plan in whole or in part at any time. The termination of this Plan by an Employer in no event shall have the effect of revesting any part of the Trust Fund in the Employer. The Plan created by execution of this agreement with respect to any Employer shall be terminated automatically in the event of the dissolution, consolidation, or merger of such Employer or the sale by such Employer of substantially all of its assets, if the resulting successor corporation or business entity shall fail to adopt the Plan and Trust under section 11.3. If this Plan is disqualified, the Board of Directors of the Company, in its discretion, may terminate this Plan.


A.        TERMINATION OF TRUST:  The trust created by execution of this
          --------------------
agreement shall continue in full force and effect for such time as may be necessary to accomplish the purposes for which it is created, unless sooner terminated and discontinued by the Company's Board of Directors. Notice of such termination shall be given to the Trustee by the Plan Committee in the form of an instrument in writing executed by the Company pursuant to the action of its Board of Directors, together with a certified copy of the resolution of the Board of Directors to that effect. In its discretion the Plan Committee may receive a favorable determination letter from the Internal Revenue Service stating that the prior qualified status of the Plan has not been affected by such termination. Such termination shall take effect as of the date of the delivery of the notice of termination and favorable determination letter, if obtained, to the Trustee. The Plan Administrator shall file such terminal reports as are required in Article IX.


A.        CONTINUANCE OF PLAN AND TRUST BY SUCCESSOR BUSINESS:  With the
          ---------------------------------------------------
approval of the Company, a successor business may continue this Plan and Trust by proper action of the proprietor or partners, if not a corporation, and, if a corporation, by resolution of its Board of Directors, and by executing a proper supplemental agreement to this Plan and Trust with the Trustee. Within 90 days from the Effective Date of such dissolution, consolidation, merger, or sale of assets of a Employer, if such successor business does not adopt and continue this Plan and Trust, this Plan shall be terminated automatically as of the end of such 90-day period.


A.        MERGER, CONSOLIDATION, OR TRANSFER OF ASSETS OR LIABILITIES OF THE
          ------------------------------------------------------------------
PLAN:  The Board of Directors of the Company may merge or consolidate this Plan
----
with any other Plan or may transfer the assets or liabilities of the

                                     -55-
                                     ----

Plan to any other Plan if each Participant in the Plan (if the Plan then terminated) would receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated). If any merger, consolidation, or transfer of assets or liabilities occurs, the Plan Administrator shall file such reports as are required in Article IX.


A.        DISTRIBUTION OF TRUST FUND ON TERMINATION OF TRUST:  If the trust is
          --------------------------------------------------
terminated under this article, the Trustee shall determine the value of the Trust Fund and of the respective interests of the Participants and Beneficiaries under Article V as of the business day next following the date of such termination. The value of the Account of each respective Participant or Beneficiary in the Trust Fund shall be vested in its entirety as of the date of the termination of the Plan. The Trustee then shall transfer to each Participant or Beneficiary the net balance of the Participant's Account unless the Plan Committee directs the Trustee to retain the assets and pay them under the terms of this Plan as if no termination had occurred.


A.        AMENDMENTS TO PLAN AND TRUST:  At any time the Company may amend this
          ----------------------------
Plan and Trust by action of its Board of Directors, provided that no amendment shall cause the Trust Fund to be diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries. No amendment shall decrease the vested interest of any Participant nor shall any amendment increase the contribution of any Employer or Participant to the Plan. If an amended vesting schedule is adopted, any Participant who has three or more years of service at the later of the date the amendment is adopted or becomes effective and who is disadvantaged by the amendment, may elect to remain under the Plan's prior vesting schedule. Such election must be made within a period established by the Plan Committee, in accordance with applicable regulations, and on a form provided by and delivered to the Plan Committee. No amendment to the Plan (including a change in the actuarial basis for determining optional benefits) shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. For purposes of this paragraph, a Plan amendment that has the effect of [a] eliminating or reducing an early retirement benefit or a retirement-type subsidy, or [b] eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment will be treated as reducing accrued benefits. No amendment shall discriminate in favor of Employees who are officers, shareholders, or Highly Compensated Employees. Notwithstanding anything in this Plan and Trust to the contrary, the Plan and Trust may be amended at any time to conform to the provisions and requirements of federal and state law with respect to Employees' trusts or any amendments to such laws or regulations or rulings issued pursuant to them. No such amendment shall be considered prejudicial to the interest of any Participant or Beneficiary under this Plan.

                                     -56-
                                     ----

                               II.       ARTICLE

                                 MISCELLANEOUS
                                 -------------


A.        BENEFITS TO BE PROVIDED SOLELY FROM THE TRUST FUND:  All benefits
          --------------------------------------------------
payable under this Plan shall be paid or provided solely from the Trust Fund, and no Employer assumes liability or responsibility for payment of benefits.


A.        NOTICES FROM PARTICIPANTS TO BE FILED WITH PLAN COMMITTEE:  Whenever
          ---------------------------------------------------------
provision is made in the Plan that a Participant may exercise any option or election or designate any Beneficiary, the action of each Participant shall be evidenced pursuant to procedures promulgated by the Plan Committee. If a form is furnished by the Plan Committee any for such purpose, a Participant shall give written notice of his exercise of any option or election or of his designation of any Beneficiary on the form provided for such purpose. Written notice shall not be effective until received by the Plan Committee.


A.        TEXT TO CONTROL:  The headings of articles and sections are included
          ---------------
solely for convenience of reference. If any conflict between any heading and the text of this Plan and Trust exists, the text shall control.


A.        SEVERABILITY:  If any provision of this Plan and Trust is illegal or
          ------------
invalid for any reason, such illegality or invalidity shall not affect the remaining provisions. On the contrary, such remaining provisions shall be fully severable, and this Plan and Trust shall be construed and enforced as if such illegal or invalid provisions never had been inserted in the agreement.


A.        JURISDICTION:  This Plan shall be construed and administered under the
          ------------
laws of the State of Colorado when the laws of that jurisdiction are not in conflict with federal substantive law.


A.        PLAN FOR EXCLUSIVE BENEFIT OF PARTICIPANTS; REVERSION PROHIBITED:
          ----------------------------------------------------------------
This Plan and Trust has been established for the exclusive benefit of the Participants and their Beneficiaries. Under no circumstances shall any funds contributed to or held by the Trustee at any time revert to or be used by or enjoyed by an Employer except to the extent permitted by Article IV.

                                     -57-
                                     ----

     This Plan and Trust has been approved by the Board of Directors of the Company and is accepted by the Plan Administrator and the Trustees as of the dates indicated below.


                                    TCI          SATELLITE
ENTERTAINMENT, INC.


                                    Plan Administrator

                                    Date:




                                    COLORADO NATIONAL BANK,
                                    N.A.

                                    By:

                                    Date:

                                     -58-
                                     ----

                                   I N D E X
                                   ---------

                                                              Page
                                                              ----

ARTICLE I         NAME AND PURPOSE OF PLAN AND TRUST            1

ARTICLE II        DEFINITIONS                                   2

ARTICLE III       PARTICIPATION                                11

ARTICLE IV        CONTRIBUTIONS                                13

ARTICLE V         DETERMINATION AND VESTING OF PARTICIPANTS'
                  ACCOUNTS                                     22

ARTICLE VI        RETIREMENT DATE--DESIGNATION OF BENEFICIARY  27

ARTICLE VII       DISTRIBUTION FROM TRUST FUND                 29

ARTICLE VIII      FIDUCIARY OBLIGATIONS                        37

ARTICLE IX        PLAN ADMINISTRATOR AND PLAN COMMITTEE        40

ARTICLE X         POWERS AND DUTIES OF THE TRUSTEE             46

ARTICLE XI        CONTINUANCE, TERMINATION, AND AMENDMENT OF
 PLAN
                  AND TRUST                                    50

ARTICLE XII       MISCELLANEOUS                                52

                                     -59-
                                     ----